UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under Rule 14a-12

CYCLACEL PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 6, 2025
January 21, 2025
Dear Stockholders of Cyclacel Pharmaceuticals, Inc.:
You are cordially invited to a Special Meeting of Stockholders (the “Special Meeting”) of Cyclacel Pharmaceuticals, Inc. (the “Company” or “Cyclacel”) to be held on February 6, 2025, beginning at 10:00 a.m. Eastern Time. This Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via online audio-only broadcast. You will be able to participate in the Special Meeting, vote your shares and submit your questions during the meeting via the Internet by visiting http://www.virtualshareholdermeeting.com/CYCC2025SM. The Special Meeting will be held in virtual format only.
On January 2, 2025, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with David E. Lazar, pursuant to which he agreed to acquire (i) 1,000,000 shares of Series C Convertible Preferred Stock (“Series C Preferred Stock”) of the Company at a price of $1.00 per share and (ii) upon approval of the Nasdaq Proposal (as defined below), 2,100,000 shares of Series D Preferred Stock (“Series D Preferred Stock” and, together with the Series C Preferred Stock, the “Preferred Stock”) of the Company at a price of $1.00 per share, for aggregate gross proceeds of $3.1 million. Each share of Series C Preferred Stock is convertible into 2.65 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and each share of Series D Preferred Stock is convertible into 110 shares of Common Stock. In no event will the Series C Preferred Stock be convertible into Common Stock in a manner that would result in Mr. Lazar or his transferees or their affiliates holding more than the lower of (i) the maximum percentage of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock that can be issued to the holder without requiring a vote of the stockholders of the Company under the rules and regulations of The Nasdaq Stock Market (“Nasdaq”); and (ii) 5% of the number of shares of Common Stock outstanding immediately before the original issue date (the “Series C Ownership Limitation”), prior to the date that the Company’s stockholders approve the issuance of shares of Common Stock to Mr. Lazar upon conversion of the Preferred Stock. In addition, prior to a Fundamental Transaction (as defined below), in no event will the Series D Preferred Stock be convertible into Common Stock in a manner that would result in Mr. Lazar or his transferees or their affiliates holding more than the lower of (i) the maximum percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock that can be issued to the Holder without requiring a vote of the stockholders of the Company under the rules and regulations of Nasdaq; and, (ii) 49.99% of the number of shares of the Common Stock outstanding immediately before the original issue date (the “Series D Ownership Limitation). The term “Fundamental Transaction,” as used herein means when (i) the Corporation effects any merger of the Company with or into another entity and the Company is not the surviving entity, (ii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property and the holders of at least 50% of the Common Stock accept such offer, or (iii) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock). The certificate of designations for each of the Series C Preferred Stock and Series D Preferred Stock further provides that even following a vote of the stockholders of the Company in accordance with the rules and regulations of the trading market on which the Common Stock trades on such date and applicable securities laws to approve the removal of the Ownership Limitation, the Company shall not effect any conversion of the Preferred Stock, and a holder of the Preferred Stock shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion, such holder (together with any other shares of Common Stock otherwise held by such holder(s) or their affiliates) would beneficially own the number of shares of Common Stock, which would be in excess of any statutory threshold pursuant to which the acquisition of such shares would trigger a compulsory offer requirement under applicable federal or state tender offer rules for the holder and its affiliates to make a tender offer for all the shares of the Company.
Under the applicable Nasdaq rules and the Purchase Agreement, in the absence of stockholder approval, we may not issue shares of Common Stock to Mr. Lazar upon conversion of the Series C Preferred Stock, and Mr. Lazar may not vote shares of the Series C Preferred Stock, in each case, in excess of the Ownership Limitation.
In the Purchase Agreement, we agreed to call a meeting of stockholders for purposes of soliciting approval of the issuance of all the shares of Common Stock upon conversion of the Preferred Stock pursuant to the terms of the Purchase Agreement and an amendment to the Certificate of Designations for the Series C Preferred Stock (the “Series C Preferred Certificate of Designations”) in order to remove the Series C Ownership Limitation. Furthermore, the issuance of shares of our Common Stock to David Lazar upon the conversion of the Preferred Stock would result in a “change of control” under applicable rules of The Nasdaq Capital Market (“Nasdaq”). We are therefore also seeking approval from stockholders for the “change of control” that would result under Nasdaq rules upon the issuance of Common Stock to David Lazar upon conversion of the Preferred Stock. In addition, pursuant to the Purchase Agreement, we agreed to call a meeting of stockholders for purposes of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), to effect a reverse stock split of our issued and outstanding shares of Common Stock, at a ratio of between 1:4 and 1:16 (the “Reverse Stock Split Amendment”), an amendment to the Certificate to increase the number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares (the “Share Increase Amendment”), which number would not be adjusted as a result of the Reverse Stock Split Amendment, and of an amendment to the Cyclacel Pharmaceuticals, Inc. 2018 Equity Incentive Plan, as amended (the “2018 Plan”), to reserve an additional 500,000 shares of Common Stock for issuance thereunder (the “Plan Amendment”), which number would not be adjusted as a result of the Reverse Stock Split Amendment. Accordingly, we are calling this Special Meeting in order to solicit approval from stockholders for these proposals.
If the issuance of the Common Stock upon conversion of the Series C Preferred Stock and the removal of the Series C Ownership Limitation with respect to the Series C Preferred Stock are approved by our stockholders, Mr. Lazar (or his transferee) will become a significant stockholder, owning approximately 19.06% of our Common Stock (based on the conversion of all shares of the Preferred Stock that are expected to be issued to Mr. Lazar pursuant to the Purchase Agreement). We expect that our Common Stock will continue to be listed on Nasdaq provided that we can regain compliance with Nasdaq’s continued listing requirements, and the Company will continue as a public reporting company under the rules of the Securities and Exchange Commission (the “SEC”).
In addition, on January 2, 2025, the Company entered into a Warrant Exchange Agreement (the “Exchange Agreement”) with Armistice Capital Master Fund Ltd. (the “Holder”) of certain existing warrants (the “Exchanged Warrants”) to purchase an aggregate of 24,844,725 shares of Common Stock. The Exchanged Warrants were originally issued (i) pursuant to a securities purchase agreement, dated as of April 30, 2024 by and between the Company and the Holder and (ii) pursuant to a warrant exercise and reload agreement dated November 13, 2024 by and between the Company and the Holder. Pursuant to the Exchange Agreement, on the closing date and subject to approval of the Warrant Exchange Issuance Proposal (as defined below), the Company agreed to exchange with the Holder the Exchanged Warrants for (i) an aggregate of 24,844,725 shares of Common Stock (the “New Shares”) and (ii) $1,100,000 (collectively, the “Exchange”). To the extent the Holder would otherwise beneficially own in excess of any beneficial ownership limitation applicable to the Holder after giving effect to the Exchange, the Exchanged Warrants shall be exchanged for a number of New Shares issuable to the Holder without violating the beneficial ownership limitation and the remainder of the Holder’s Exchanged Warrants shall be issued as pre-funded warrants to purchase the number of shares of Common Stock equal to the number of shares of Common Stock in excess of the beneficial ownership limitation. The closing is expected to take place substantially concurrently with the date of the approval of the Warrant Exchange Issuance Proposal, subject to the approval of the Nasdaq Proposal.
In light of the foregoing, the Special Meeting has been called by the Board of Directors to submit to stockholders for approval of the following matters:
1.
The approval of (i) the issuance to Mr. Lazar, our interim Chief Executive Officer, of the Common Stock upon conversion of the Preferred Stock, and (ii) an amendment of the Series C Preferred Stock Certificate of Designations removing the Series C Ownership Limitation, for purposes of Nasdaq Listing Rules 5635(b), (c) and (d). We refer to this proposal as the “Nasdaq Proposal” or “Proposal 1.”;

2.
The approval of the issuance of shares of Common Stock in connection with the Exchange Agreement, for purposes of Nasdaq Listing Rule 5635(d). We refer to this proposal as the “Warrant Exchange Issuance Proposal” or “Proposal 2.”;

3.
The approval of an amendment to the Certificate to effect a reverse stock split at a ratio not less than 1:4 and not more than 1:16, or the “Reverse Stock Split,” such ratio and the implementation and timing of such Reverse Stock Split to be determined in the discretion of our Board of Directors (the “Reverse Stock Split Proposal”). We refer to this proposal as the “Reverse Stock Split Proposal” or “Proposal 3.”;

4.
The approval of an amendment to the Certificate to increase the number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares, which number would not be adjusted as a result of the Reverse Stock Split Amendment, if such amendment is approved. We refer to this proposal as the “Share Increase Proposal” or “Proposal 4.”;

5.
The approval of an amendment to the Cyclacel Pharmaceuticals, Inc. 2018 Equity Incentive Plan, as amended to reserve an additional 500,000 shares of Common Stock for issuance thereunder, which number would not be adjusted as a result of the Reverse Stock Split Amendment, if such amendment is approved. We refer to this proposal as the “2018 Plan Amendment Proposal” or “Proposal 5.”;

6.
The ratification of the appointment of Bush & Associates CPA LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. We refer to this proposal as the “Auditor Ratification Proposal” or “Proposal 6.”; and

7.
The approval of the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve any of the above Proposals. We refer to this proposal as the “Adjournment Proposal” or “Proposal 7.”

The proxy statement attached to this letter provides you with more specific information concerning the Special Meeting, the Purchase Agreement, the Exchange Agreement, the transactions contemplated by the Purchase Agreement and the Exchange Agreement, the Reverse Stock Split Amendment, the Share Increase Amendment, the Plan Amendment, and other related matters, including information as to how to cast your vote. We encourage you to read the entire proxy statement, the Purchase Agreement, the Series C Preferred Stock Certificate of Designation, the Series D Preferred Stock Certificate of Designation and the Exchange Agreement, copies of which were previously filed as Exhibits 10.1, 3.1, 3.2 and 10.5, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on January 6, 2025, and the other appendices to the proxy statement carefully and in their entirety. The proposals being presented for approval of our stockholders are more fully described in the Proxy Statement accompanying this Notice. Please refer to the Proxy Statement for further information with respect to the business to be transacted at the Special Meeting. No other matters will be considered at the Special Meeting.
Your vote is important. The close of business on January 6, 2025 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of, and to vote at, the Special Meeting.

Only stockholders of record at the close of business on January 6, 2025 are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.
Enclosed is a proxy that will entitle you to vote your shares on the matters presented at the Special Meeting, even if you are unable to attend. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Special Meeting, or follow the instructions in the accompanying proxy materials to vote via the internet. Regardless of the number of shares you own, please be sure you are represented at the Special Meeting either by attending virtually or by returning your proxy or voting on the internet as soon as possible.
On behalf of Cyclacel Pharmaceuticals, Inc., I thank you for your ongoing interest and investment in our company.
Sincerely,
David Lazar
Interim Chief Executive Officer

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 6, 2025
January 21, 2025
Dear Stockholders of Cyclacel Pharmaceuticals, Inc.:
The Board of Directors (the “Board”) of Cyclacel Pharmaceuticals, Inc., a Delaware corporation (the “Company”), has called for a Special Meeting of stockholders (the “Special Meeting”), to be held on February 06, 2025, beginning at 10:00 a.m. Eastern Time. This Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via online audio-only broadcast. You will be able to participate in the Special Meeting, vote your shares and submit your questions during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/CYCC2025SM. The Special Meeting will be held in virtual format only. The Special Meeting has been called for the following purposes:
1.
The approval of (i) the issuance to Mr. Lazar, our interim Chief Executive Officer, of the Common Stock upon conversion of the Preferred Stock, and (ii) an amendment of the Series C Preferred Stock Certificate of Designations removing the Series C Ownership Limitation, for purposes of Nasdaq Listing Rules 5635(b), (c) and (d). We refer to this proposal as the “Nasdaq Proposal” or “Proposal 1.”;

2.
The approval of the issuance of shares of Common Stock in connection with the Exchange Agreement, for purposes of Nasdaq Listing Rule 5635(d). We refer to this proposal as the “Warrant Exchange Issuance Proposal” or “Proposal 2.”;

3.
The approval of an amendment to the Certificate to effect a reverse stock split at a ratio not less than 1:4 and not more than 1:16, or the “Reverse Stock Split,” such ratio and the implementation and timing of such Reverse Stock Split to be determined in the discretion of our Board (the “Reverse Stock Split Proposal”). We refer to this proposal as the “Reverse Stock Split Proposal” or “Proposal 3.”;

4.
The approval of an amendment to the Certificate to increase the number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares, which number would not be adjusted as a result of the Reverse Stock Split Amendment, if such amendment is approved. We refer to this proposal as the “Share Increase Proposal” or “Proposal 4.”;

5.
The approval of an amendment to the Cyclacel Pharmaceuticals, Inc. 2018 Equity Incentive Plan, as amended (the “2018 Plan”) to reserve an additional 500,000 shares of Common Stock for issuance thereunder, which number would not be adjusted as a result of the Reverse Stock Split Amendment, if such amendment is approved. We refer to this proposal as the “2018 Plan Amendment Proposal” or “Proposal 5.”;

6.
The ratification of the appointment of Bush & Associates CPA LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. We refer to this proposal as the “Auditor Ratification Proposal” or “Proposal 6.”; and

7.
The approval of the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve any of the above Proposals. We refer to this proposal as the “Adjournment Proposal” or “Proposal 7.”

No other matters will be considered at the Special Meeting.
Pursuant to the Company’s Second Amended and Restated Bylaws, as amended (the “Bylaws”), the Board has fixed the close of business on January 6, 2025, as the record date for determination of the stockholders entitled to vote at the Special Meeting and any adjournments or postponements thereof. Please complete, sign and submit your proxy, which is solicited by the Board, as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. You can ensure that your shares are voted at the Special Meeting by voting via the internet or by completing, signing and returning the enclosed proxy. If you do attend the Special Meeting, you may then withdraw your proxy and vote your shares at the meeting. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies that are returned properly signed but unmarked will be voted in favor of proposals made by us.
This Notice of Special Meeting of Stockholders, Proxy Statement and the proxy card are available online at: www.proxyvote.com.
BY ORDER OF THE BOARD OF DIRECTORS,
David Lazar
Interim Chief Executive Officer

SPECIAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

i

ii

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
SPECIAL MEETING PROXY STATEMENT
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 6, 2025
The Notice of Special Meeting, Proxy Statement and Proxy Card are available at:
www.proxyvote.com
We are making these proxy materials available to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cyclacel Pharmaceuticals, Inc. (the “Company”) for a Special Meeting of Stockholders (the “Special Meeting”) and for any adjournment or postponement of the Special Meeting. The mailing of the notice of internet availability of these proxy materials will commence on January 21, 2025.
This Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via online audio-only broadcast. You will be able to participate in the Special Meeting, vote your shares and submit your questions during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/CYCC2025SM. The Special Meeting will be held in virtual format only.
In this Proxy Statement, “we,” “us,” “our,” “Cyclacel” and the “Company” refer to Cyclacel Pharmaceuticals, Inc.
This Proxy Statement is being made available to you because you own shares of our Common Stock, par value $0.001 per share, or preferred stock, par value $0.001 per share, as of the record date, which entitles you to vote at the Special Meeting. By use of a proxy, you can vote whether or not you attend the Special Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
What is the purpose of the Special Meeting?
The purpose of the Special Meeting is to hold a stockholder vote on the following matters:
1.
The approval of (i) the issuance to Mr. Lazar, our interim Chief Executive Officer, of the Common Stock upon conversion of the Preferred Stock, and (ii) an amendment of the Series C Preferred Stock Certificate of Designations removing the Series C Ownership Limitation, for purposes of Nasdaq Listing Rules 5635(b), (c) and (d). We refer to this proposal as the “Nasdaq Proposal” or “Proposal 1.”;

2.
The approval of the issuance of shares of Common Stock in connection with the Exchange Agreement, for purposes of Nasdaq Listing Rule 5635(d). We refer to this proposal as the “Warrant Exchange Issuance Proposal” or “Proposal 2.”;

3.
The approval of an amendment to the Certificate to effect a reverse stock split at a ratio not less than 1:4 and not more than 1:16, or the “Reverse Stock Split,” such ratio and the implementation and timing of such Reverse Stock Split to be determined in the discretion of our Board (the “Reverse Stock Split Proposal”). We refer to this proposal as the “Reverse Stock Split Proposal” or “Proposal 3.”;

4.
The approval of an amendment to the Certificate to increase the number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares, which number would not be adjusted as a result of the Reverse Stock Split Amendment, if such amendment is approved. We refer to this proposal as the “Share Increase Proposal” or “Proposal 4.”;

5.
The approval of an amendment to the Cyclacel Pharmaceuticals, Inc. 2018 Equity Incentive Plan, as amended (the “2018 Plan”) to reserve an additional 500,000 shares of Common Stock for issuance thereunder (the “Plan Amendment”), which number would not be adjusted as a result of the Reverse Stock Split Amendment, if such amendment is approved. We refer to this proposal as the “2018 Plan Amendment Proposal” or “Proposal 5.”;

6.
The ratification of the appointment of Bush & Associates CPA LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. We refer to this proposal as the “Auditor Ratification Proposal” or “Proposal 6.”; and

7.
The approval of the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve any of the above Proposals. We refer to this proposal as the “Adjournment Proposal” or “Proposal 7.”

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.
Who is entitled to vote at the Special Meeting?
Holders of record of our Common Stock and Series C Preferred Stock as of the close of business on January 6, 2025, the record date for the Special Meeting, or the Record Date, will be entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. As of the Record Date, there were 11,256,133 shares of Common Stock and 1,000,000 shares of our Series C Preferred Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one (1) vote for each share of Common Stock outstanding as of the Record Date. Holders of our Series C Preferred Stock will vote together with the holders of our Common Stock on the proposals, except for the Nasdaq Proposal (Proposal 1), on an as-converted to Common Stock basis, such that the number of votes per share of Series C Preferred Stock is equal to 2.65. As of the Record Date, holders of our Series C Preferred Stock are entitled to 2.65 votes for each share of Series C Preferred Stock outstanding.
You do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the internet.

How do I vote?
You may vote virtually at the Special Meeting, vote by proxy through the internet or vote by proxy using the enclosed proxy card. To vote through the internet, go to www.proxyvote.com and complete an electronic proxy card. You will be asked for a Control Number, which has been provided with the Notice of Internet Availability.
Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy to ensure your vote is counted. Voting by proxy will not affect your right to attend the Special Meeting and vote. If you vote via the internet or properly complete your proxy card and submit it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board and, as to any other matters properly brought before the Special Meeting, in the sole discretion of the proxy.
What shares may I vote?
You may vote all shares of Common Stock and Series C Preferred Stock of the Company that you owned as of the close of business on the Record Date. These shares include:
1.
those held directly in your name as the stockholder of record; and

2.
those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the record date.

Each share of Common Stock is entitled to one (1) vote. The holders of our Series C Preferred Stock are entitled to 2.65 votes for each share of Series C Preferred Stock outstanding.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.
Stockholder of Record:   If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares at the Special Meeting.
Beneficial Owner:   If you hold shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares at the Special Meeting unless you obtain a signed proxy from the stockholder of record giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting.
What constitutes a quorum at the Special Meeting?
The presence in person or by proxy of the holders of one-third (33 1/3%) of the votes represented by the outstanding Common Stock and the Series C Preferred Stock is necessary to constitute a quorum at the Special Meeting. As of the Record Date, there were 13,906,133 votes represented by outstanding shares of our Common Stock and the Series C Preferred Stock. Accordingly, the presence of the holders of at least 4,635,378 of the votes entitled to be cast at the meeting will be required to establish a quorum. Both abstentions and broker non-votes, if any, are counted as present for determining the presence of a quorum.
What vote is required to approve each proposal?
Assuming a quorum is present, the affirmative vote of the holders of a majority of the votes cast on the proposal by the holders of shares of Common Stock and the Series C Preferred Stock present or represented at the meeting is required for approval of Proposal Nos. 1, 2, 3, 4, 5, 6 and 7. Abstentions and

broker non-votes, if any, are not considered votes cast and therefore will have no effect on the outcome of Proposal Nos. 1, 2, 3, 4, 5 and 7. If you are the beneficial owner of shares of Common Stock and you do not provide voting instructions to your broker, the broker has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 6 of this Proxy Statement) without receiving instructions from you.
What is the effect of abstentions and broker non-votes?
An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter or attends the Special Meeting and elects not to vote or fails to cast a ballot. Abstentions are treated as shares present in person or by proxy and entitled to vote, so abstaining will have no effect on any proposal.
A “broker non-vote” occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is non-routine. We believe that Proposals 1, 2, 4 and 5 will be considered non-routine matters under applicable rules.
May I change my vote?
Yes. You may change your proxy instructions or revoke your proxy at any time prior to the vote at the Special Meeting. For shares held directly in your name, you may accomplish this by: (a) delivering a written notice of revocation to the Secretary of the Company or the Secretary’s designated agent bearing a later date than the proxy being revoked, (b) signing and delivering a later dated written proxy relating to the same shares, or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). For shares held in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee. If stockholders have any questions or need assistance with casting or changing their vote, they should contact Alliance Advisors at (833) 215-7296.
Who is paying for this proxy solicitation?
We are paying for this proxy solicitation. Our officers and other regular employees may solicit proxies by mail, in person or by telephone or telecopy. These officers and other regular employees will not receive additional compensation. The Company has retained Alliance Advisors as proxy solicitor for the Special Meeting, whose costs we estimate would be approximately $17,000. We will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.
Am I entitled to dissenters’ rights?
No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our Certificate, or our bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Special Meeting.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four (4) business days after the completion of the Special Meeting.
If stockholders approve the proposals, will we remain a public company?
Whether or not any of the proposals are approved, we will continue to remain a public company and the requirement to file our annual reports (including the audited financial statements contained therein) and other reports with the SEC, although our listing on Nasdaq may be affected if the Reverse Stock Split Proposal is not approved or if we are unable to regain and maintain compliance with the Nasdaq continued listing requirements.

What is the effect to us and our other stockholders of having David Lazar as our largest stockholder?
Because of Mr. Lazar’s significant ownership of our Preferred Stock and Common Stock, any transaction or arrangement between us, on the one hand, and Mr. Lazar or any of their respective affiliates, on the other hand, will need to be approved by the Board consistent with its fiduciary duties to all of our stockholders. This will entail full disclosure of any relationships, transactions or other arrangements between us and Mr. Lazar and/or their respective affiliates in our filings with the SEC.
Following the approval of the Nasdaq Proposal and the removal of the Series C Ownership Limitation from the Series C Preferred Stock and the issuance of the Series D Preferred Stock at the second closing under the Purchase Agreement, Mr. Lazar will be our largest stockholder on an as-converted basis, and he would own a majority of the outstanding shares of our Common Stock if the Preferred Stock was converted into Common Stock and we would be treated as a “controlled company” under the rules of Nasdaq. As a controlled company, we would not be required to have a majority independent Board and our Compensation Committee would no longer be required to be composed solely of independent directors. Further, if Mr. Lazar owns a majority of our Common Stock and Preferred Stock, he will then have sufficient votes to elect all of our directors and to approve any other corporate action requiring the affirmative vote of holders of a majority of the outstanding shares of our Preferred Stock and Common Stock.
Does the Board recommend stockholder approval of the Nasdaq Proposal and the Warrant Exchange Issuance Proposal?
After careful consideration, the Board determined that (i) the Purchase Agreement and the transactions contemplated thereby, including the issuance of all the shares of Common Stock upon conversion of the Preferred Stock to Mr. Lazar and the removal of the Series C Ownership Limitation from the Series C Preferred Stock, and (ii) the Exchange Agreement and the transactions contemplated thereby, including the issuances of the Common Stock to Armistice Capital Master Fund Ltd., are each advisable and in the best interests of the Company and its stockholders. Accordingly, the Board unanimously recommends that our stockholders vote “FOR” Proposals 1 and 2.
What factors did the Board consider and what were its reasons for recommending that the stockholders approve the Nasdaq Proposal?
After careful consideration, the Board determined that the Purchase Agreement and the transactions contemplated thereby, including the issuance of all of the shares of Common Stock upon conversion of the Preferred Stock and the removal of the Series C Ownership Limitation from the Series C Preferred Stock, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the matters which need to be approved in order to receive the additional $2.1 million for the issuance of the Series D Preferred Stock in a second closing pursuant to the Purchase Agreement.
In making its determination, the Board considered various factors, including:
•
The immediate and long-term benefit to the Company’s financial condition of receiving an aggregate of $3.1 million in cash from the sale of the Preferred Stock, in light of the Company’s current cash position and liquidity needs.

•
The fact that, as previously reported, the Company received a notice from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1) requiring stockholders’ equity of at least $2.5 million (the “Stockholders’ Equity Rule”) and after a hearing before the Nasdaq Hearings Panel, the Company was granted until December 24, 2024 to regain compliance with the Stockholders’ Equity Rule, which was subsequently extended to February 6, 2025. If the Company is unable to regain compliance with the listing standards of the Nasdaq Capital Market by February 6, 2025, the Company’s securities may be delisted from Nasdaq. We believe that the ability to raise equity by approving the Nasdaq Proposal will help to facilitate our ability to regain compliance with the Stockholders’ Equity Rule.

•
The likelihood of securing alternative sources of capital, of a potential public or private sale of common stock, warrants, or convertible or nonconvertible debt securities and the likely price and other terms and conditions of such sales, which revealed a low likelihood of consummation of any alternatives, as well as a significant cost of such financing, assuming it could be obtained, to the Company and the associated significant dilution to its stockholders, which the Board determined was substantially less favorable to the Company than pursuing the transactions contemplated by the Purchase Agreement.

•
The significant likelihood that, without the consummation of the transactions contemplated by the Purchase Agreement, the Company would pursue a liquidation and dissolution of the Company, which would likely result in the Company’s common stockholders receiving no or very little value in respect of their shares of Common Stock after payment of the liquidation preference of the Company’s outstanding preferred stock.

•
The funding that Mr. Lazar has provided would allow us to explore strategic alternatives in an attempt to maximize stockholder value.

•
The recent performance of the Company’s stock price on Nasdaq and the capital markets as a whole, including the Company’s inability to secure any alternative offers to finance the Company via an investment in the Company’s equity or to acquire the Company outright.

•
The Company’s extensive exploration, both by the Company’s management as well as through its strategic advisors of opportunities for strategic partnership and/or investment, based on which the Board determined that the Purchase Agreement offered the best opportunity with greatest financial benefit, including after considering the risks that any such anticipated benefits could ultimately not materialize.

•
The fact that we have covenanted under the Purchase Agreement to solicit approval of the proposals from our stockholders.

•
The terms and conditions of the Purchase Agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form and governance of the Company post-closing and the termination rights of the parties, taken as a whole, which the Board determined were more favorable to the Company and its stockholders than those terms and conditions which could have been negotiated with or offered by other potential strategic partners and/or investors.

•
The fact that the Certificate of Designations of the Series C Preferred Stock provides that the Company will redeem the Series C Preferred Stock for the fair value (as defined in the Series C Certificate of Designation) of such shares if we do not obtain approval for the removal of the Series C Ownership Limitation after four (4) stockholder meetings. In addition, if the Company does not receive the required approvals by the second meeting of stockholders, the Company shall issue 200,000 shares to David Lazar at a purchase price per share equal to the closing price of the Common Stock on the date of the second meeting plus $0.02.

•
Potential risks associated with alternatives to the Purchase Agreement, including the potential impact on the price of the Common Stock and ability to generate sufficient capital to support our ongoing operations.

•
Potential risks associated with Mr. Lazar’s significant ownership percentage following the Closing, including the right to designate a director to the Board, which will enable him to affect the outcome of, or exert significant influence over, all matters requiring Board or stockholder approval, including the election and removal of directors and any change in control, and could have the effect of delaying or preventing a change in control of the Company or otherwise discouraging or preventing a potential acquirer from attempting to obtain control of the Company, which, in turn, could have a negative effect on the market price of the Common Stock and could impact the low trading volume and volatility of the Common Stock.

What factors did the Board consider and what were its reasons for recommending that the stockholders approve the Warrant Exchange Issuance Proposal?
After careful consideration, the Board determined that the Exchange Agreement and the transactions contemplated thereby, including the issuances of the Common Stock to the holder of the Exchange Warrants, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve Proposal No. 2. In making its determination, the Board considered various factors, including the fact that the Exchange Agreement includes a consent permitting the Company to enter into the Purchase Agreement and the transactions contemplated thereby and extinguishes warrants to purchase 24,844,725 shares of Common Stock that provide for certain cash payments in connection with fundamental transactions (as defined in such warrants) that would likely make any change of control transaction cost prohibitive. We also believe that the issuance of our Common Stock in connection with the Exchange Agreement is necessary to simplify the Company’s capital structure. We will not be able to complete the second closing of the issuance of Series D Preferred Stock for $2.1 million if Proposal 2 is not approved.
What happens if I sell my shares of Common Stock or Preferred Stock before the Special Meeting?
The Record Date for stockholders entitled to vote at the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of Common Stock or Series C Preferred Stock after the Record Date but before the Special Meeting, you will, unless special arrangements are made to confer the voting rights with respect to such shares to the transferee, retain your right to vote at the Special Meeting.
How do the Company’s insiders and existing stockholders intend to vote their shares?
All of the Company’s current directors and executive officers are expected to vote their shares of Common Stock and Series C Preferred Stock in favor of all proposals set forth in this Proxy Statement. In addition, Armistice Capital, LLC has agreed to vote all of its shares in favor of the Nasdaq Proposal (Proposal 1). On the Record Date, the Company’s current directors and executive officers were entitled to cast an aggregate of 603,349 votes (which amount is determined by applying the Ownership Limitation to shares of the Series C Preferred Stock held by Mr. Lazar) and Armistice Capital, LLC was entitled to cast an aggregate of 222,655 votes, collectively representing approximately 6.97% of the Company’s issued and outstanding voting power of the Company’s capital stock as of the Record Date.
If Proposal 1 passes, then Mr. Lazar will be permitted to vote his shares of Series C Preferred Stock on the remaining proposals without regard to the Ownership Limitation. Accordingly, assuming Proposal 1 passed, then, the Company’s current directors and executive officers and Armistice Capital, LLC would be entitled to cast an aggregate of 2,883,654 votes on Proposals 2, 3, 4, 5, 6 and 7, representing approximately 20.74% of the Company’s issued and outstanding voting power of the Company’s capital stock as of the Record Date.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements in this Proxy Statement other than statements of historical fact could be deemed forward looking including, but not limited to, statements regarding the Company’s future expectations, plans and prospects, including statements about our beliefs or current expectations of our future financial prospects, operations and corporate governance procedures following the completion of the transactions with Mr. Lazar and the approval of the proposals, as well as our current beliefs of our future prospects if the approval of the proposals does not occur, whether as a result of a failure of our stockholders to approve the Nasdaq Proposal and the Warrant Exchange Issuance Proposal or otherwise. Words such as “plans,” “expects,” “will,” “shall,” “anticipates,” “continue,” “expand,” “advance,” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 21, 2024 and in other documents filed by the Company with the SEC. All information in this Proxy Statement is as of the date of the release, and the Company undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The number of shares of Common Stock outstanding at the close of business on January 6, 2025 was 11,256,133 shares. In addition, as of January 6, 2025, there were 135,273 shares of 6% Convertible Exchangeable Preferred Stock outstanding, 264 shares of Series A Preferred Stock and there were 1,000,000 shares of Series C Preferred Stock outstanding. Each share of Series C Preferred Stock is convertible into 2.65 shares of Common Stock, subject to applicable ownership limitations that restrict a holder’s ability to convert in excess of designated percentages. The following table sets forth the beneficial ownership of the Common Stock, as of January 6, 2025, by (a) each of our executive officers, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock, Preferred Stock or 6% Convertible Exchangeable Preferred Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our Common Stock subject to options and warrants currently exercisable or exercisable within 60 days after January 6, 2025 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To the knowledge of the directors and executive officers of the Company, as of January 6, 2025, there are no persons and/or companies who or which beneficially own, directly or indirectly, shares representing more than 5% of the voting rights attached to all outstanding shares of the Company, other than as set forth below. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922.
Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Owned	Number of Shares of Preferred Stock Beneficially Owned	Percentage of Preferred Stock Owned
David Lazar(1)	2,650,000	19.1%	1,000,000	88.06%
David Natan	—	*	—	*
Avraham Ben-Tzvi	—	*	—	*
Paul McBarron(2)	17,722	*	—	*
Spiro Rombotis(3)	32,769	*	1,600	*
Dr. Samuel L. Barker(4)	8,396	*	—	*
Executive officers and directors as a group (6 persons)(5)	2,708,887	23.97%	1,001,600	88.20%

*
Less than one (1) percent of shares outstanding.

(1)
Consists of 1,000,000 shares of Series C Preferred Stock held by Mr. David Lazar. Each share of Series C Preferred Stock converts into 2.65 shares of Common Stock; provided, that Mr. Lazar may not vote shares of Series C Preferred Stock representing, or convert shares of Series C Preferred Stock that would result in, Mr. Lazar or his transferees voting or holding, in excess of the Ownership Limitation.

(2)
Consists of 1,905 shares of common stock and 15,817 stock options exercisable within 60 days of January 6, 2025, held by Mr. Paul McBarron.

(3)
Consists of 6,402 shares of common stock and 26,367 stock options exercisable within 60 days of January 6, 2025, held by Mr. Spiro Rombotis. Does not include 46 shares of Common Stock beneficially owned by Kalliopi Rombotis, Mr. Rombotis’ mother. Mr. Rombotis disclaims beneficial ownership of the foregoing shares.

(4)
Consists of 66 shares of common stock, 5,704 stock options and 2,626 restricted stock units exercisable within 60 days of January 6, 2025, held by Dr. Samuel L. Barker.

(5)
See footnotes 1, through and including 4.

PROPOSALS TO BE ACTED UPON AT THE SPECIAL MEETING
PROPOSAL NO. 1 — NASDAQ PROPOSAL
General
We are seeking stockholder approval for (i) the issuance to Mr. Lazar, our interim Chief Executive Officer, of the Common Stock upon conversion of the Preferred Stock, and (ii) an amendment to the Series C Preferred Stock Certificate of Designations removing the Series C Ownership Limitation, for purposes of Nasdaq Listing Rules 5635(b), (c) and (d). Copies of the Series C Certificate of Designations, the amended and restated Series C Certificate of Designations removing the Series C Ownership Limitation, and the Series D Certificate of Designations are attached to this proxy statement as Appendix A, B and C, respectively. We encourage stockholders to read such amended and restated Certificate of Designations in its entirety.
Under the Purchase Agreement, we agreed to sell to Mr. Lazar (i) 1,000,000 shares of Series C Preferred Stock at a price of $1.00 per share and (ii) upon approval of the Nasdaq Proposal, 2,100,000 shares of Series D Preferred Stock at a price of $1.00 per share, for aggregate gross proceeds of $3.1 million. Each share of Series C Preferred Stock is convertible into 2.65 shares of Common Stock and each share of Series D Preferred Stock is convertible into 110 shares of Common Stock. In no event will the Series C Preferred Stock be convertible into Common Stock in a manner that would result in Mr. Lazar or his transferees or their affiliates holding more than the lower of (i) the maximum percentage of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock that can be issued to the holder without requiring a vote of the stockholders of the Company under the rules and regulations of Nasdaq; and (ii) 5% of the number of shares of Common Stock outstanding immediately before the original issue date (the “Series C Ownership Limitation”), prior to the date that the Company’s stockholders approve the issuance of shares of Common Stock to Mr. Lazar upon conversion of the Preferred Stock. In addition, prior to a Fundamental Transaction (as defined below), in no event will the Series D Preferred Stock be convertible into Common Stock in a manner that would result in Mr. Lazar or his transferees or their affiliates holding more than the lower of (i) the maximum percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock that can be issued to the Holder without requiring a vote of the stockholders of the Company under the rules and regulations of Nasdaq; and, (ii) 49.99% of the number of shares of the Common Stock outstanding immediately before the original issue date (the “Series D Ownership Limitation”). The term “Fundamental Transaction,” as used herein means when (i) the Corporation effects any merger of the Company with or into another entity and the Company is not the surviving entity, (ii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property and the holders of at least 50% of the Common Stock accept such offer, or (iii) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock). The certificate of designations for each of the Series C Preferred Stock and Series D Preferred Stock further provide that even following a vote of the stockholders of the Company in accordance with the rules and regulations of the trading market on which the Common Stock trades on such date and applicable securities laws to approve the removal of the Ownership Limitations, the Company shall not effect any conversion of the Preferred Stock, and a holder of the Preferred Stock shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion, such holder (together with any other shares of Common Stock otherwise held by such holder(s) or their affiliates) would beneficially own the number of shares of Common Stock, which would be in excess of any statutory threshold pursuant to which the acquisition of such shares would trigger a compulsory offer requirement under applicable federal or state tender offer rules for the holder and its affiliates to make a tender offer for all the shares of the Company.

Stockholder Approval Requirement for Purposes of Nasdaq Listing Rules 5635(b), (c) and (d)
Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of common stock that will result in a change of control of a listed company. Because we expect that the transactions contemplated by the Purchase Agreement will constitute a change of control for purposes of Nasdaq Listing Rule 5635(b), we are seeking the approval of our stockholders for the issuance to David Lazar of our shares of Common Stock issuable upon conversion of the Preferred Stock sold or to be sold pursuant to the Purchase Agreement. In addition, pursuant to Nasdaq Listing Rule 5635(c), stockholder approval is required prior to issuance of securities when a stock option or purchase plan is established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which shares of Common Stock may be acquired by officers, directors, employees or consultants of the Company. In connection with the signing of the Purchase Agreement, the Board of Directors appointed Mr. Lazar as interim Chief Executive Officer of the Company, effective as of the signing of the Purchase Agreement. We believe the issuance or delivery of shares of Common Stock underlying the Preferred Stock to Mr. Lazar should not be treated as equity compensation within the meaning of Rule 5635(c). However, it is possible Nasdaq may deem all or a portion of any arrangement as compensatory in nature, particularly in circumstances where the value deemed received by a listed company is less than the fair value of the securities issued. Accordingly, we are seeking the approval of our stockholders for the issuance of shares of the Common Stock pursuant to the Purchase Agreement pursuant to Nasdaq Listing Rule 5635(c). In addition, pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement, if the number of shares of common stock (or securities convertible into or exercisable for common stock) to be issued equals to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. The closing price of the Common Stock on January 2, 2025, which immediately preceded the signing of the Purchase Agreement, was $0.371 per share, and the average closing price of the Common Stock for the five trading days immediately preceding the signing of the Purchase Agreement was $0.35834 per share. Because the price at which we will issue the shares of Common Stock underlying the Preferred Stock to Mr. Lazar may be deemed to be lower than $0.35834 per share, we are seeking the approval of our stockholders for the issuance of shares of the Common Stock pursuant to the Purchase Agreement pursuant to Nasdaq Listing Rule 5635(d).
Under the applicable Nasdaq rules and the Purchase Agreement, in the absence of stockholder approval, we may only issue to Mr. Lazar upon conversion of the Series C Preferred Stock such number of shares of Common Stock, equal to the lower of either, (X) the maximum percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock that can be issued to the Holder without requiring a vote of our shareholders under the rules and regulations of the Trading Market on which the Common Stock trades on such date and applicable securities laws; or, (Y) 19.99% of the number of shares of the Common Stock outstanding immediately prior to the date of issuance. In addition, under the applicable Nasdaq rules and the Purchase Agreement, in the absence of stockholder approval, we may not issue to Mr. Lazar the Series D Preferred Stock.
The Purchase Agreement contains customary representations, warranties and agreements of the Company and Mr. Lazar, limitations and conditions regarding sales of the Preferred Stock or underlying Common Stock, indemnification rights and other obligations of the parties. Furthermore, the Purchase Agreement contains certain covenants, including our commitment to call a meeting of stockholders for purposes of soliciting approval (i) of an amendment to the Series C Certificate of Designations in order to remove the Series C Ownership Limitation from the Series C Preferred Stock and (ii) the issuance to Mr. Lazar, our interim Chief Executive Officer, of the Common Stock upon conversion of the Preferred Stock.
In the Purchase Agreement, Mr. Lazar has agreed that he will not engage in or effect, directly or indirectly, any short sales involving the Company’s securities or any hedging transaction that transfers the economic risk of ownership of the Preferred Stock. Additionally, prior to the transaction, the Board unanimously adopted resolutions (i) exempting Mr. Lazar’s acquisition of the Preferred Stock from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 and (ii) granting Mr. Lazar the right to sell, assign or otherwise transfer either the Preferred Stock (as well as any Common Stock underlying any such Preferred Stock) or its rights to acquire the Preferred Stock (as well as any Common Stock underlying any such securities) pursuant to the Purchase Agreement.
We encourage you to read the Purchase Agreement in its entirety, a copy of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 6, 2025.
At the Special Meeting, for purposes of complying with Nasdaq Listing Rule 5635, we will ask stockholders to authorize the issuance of our Common Stock upon the conversion of the Preferred Stock, in an amount that ultimately may equal or be in excess of 20% of our Common Stock outstanding before the entry into of the Purchase Agreement and which may constitute a “change of control” under Nasdaq rules. In addition, we will ask stockholders to authorize an amendment to the Series C Preferred Stock Certificate of Designations to remove the Series C Ownership Limitation. We may also transact any other business that may properly come before the Special Meeting or at any adjournments or postponements of the Special Meeting.
In the event that we do not receive approval of the Nasdaq Proposal after holding four (4) stockholder meetings, the Series C Preferred Stock Certificate of Designations provides that the Company will redeem the Series C Preferred Stock by paying the holder the fair value of such shares. Fair value is defined in the Series C Preferred Stock Certificate of Designations as the last reported closing stock price on Nasdaq on the day of the last such stockholder meeting. Upon the redemption of the Series C Preferred Stock, the outstanding shares of Series C Preferred Stock will be deemed cancelled.
The Series C Preferred Stock Certificate of Designations attached hereto as Appendix A reflects the filing previously submitted to the Secretary of State of the State of Delaware. In the event stockholders approve this proposal, the Company will file the amended and restated Series C Preferred Stock Certificate of Designations, in the form attached hereto as Appendix B, with the Secretary of State of the State of Delaware, which will thereafter set forth the rights, privileges and terms of the Series C Preferred Stock. The Series D Preferred Stock Certificate of Designations attached hereto as Appendix C reflects the filing previously submitted to the Secretary of State of the State of Delaware.
Whether or not any of the Proposals are approved, we will continue to remain a public company and the requirement to file our annual reports (including the audited financial statements contained therein) and other reports with the SEC, although our listing on Nasdaq may be affected and we may be delisted if any of the Nasdaq Proposal, the Warrant Exchange Issuance Proposal or the Reverse Stock Split Proposal is not approved.
Because of Mr. Lazar’s significant ownership of our Common Stock upon conversion of the Preferred Stock, any transaction or arrangement between us, on the one hand, and Mr. Lazar or any of their respective affiliates, on the other hand, will need to be approved by the Board consistent with its fiduciary duties to all of our stockholders. This will entail full disclosure of any relationships, transactions or other arrangements between us and Mr. Lazar and his respective affiliates in our filings with the SEC.
Following the approval of the Nasdaq Proposal and the removal of the Series C Ownership Limitation from the Series C Preferred Stock and the issuance of the Series D Preferred Stock in a second closing under the Purchase Agreement, Mr. Lazar will be our largest stockholder, and he would own a majority of the outstanding shares of our Common Stock upon conversion of the Preferred Stock and we would be treated as a “controlled company” under the rules of Nasdaq. As a controlled company, we would not be required to have a majority independent Board and our Compensation Committee would no longer be required to be composed solely of independent directors. Further, if Mr. Lazar owns a majority of our Common Stock and our Preferred Stock, he will then have sufficient votes to elect all of our directors and to approve any other corporate action requiring the affirmative vote of holders of a majority of the outstanding shares of our Common Stock and our Preferred Stock.
Reasons for the Nasdaq Proposal
After careful consideration, the Board determined that the Purchase Agreement and the transactions contemplated thereby, including the issuances of the Common Stock upon conversion of the Preferred

Stock and the removal of the Series C Ownership Limitation from the Series C Preferred Stock, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve Proposal No. 1.
In making its determination, the Board considered various factors, including:
The immediate and long-term benefit to the Company’s financial condition of receiving an aggregate of $3.1 million in cash from the sale of the Preferred Stock, in light of the Company’s current cash position and liquidity needs.
The fact that, as previously reported, the Company received a notice from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1) requiring stockholders’ equity of at least $2.5 million (the “Stockholders’ Equity Rule”) and after a hearing before the Nasdaq Hearings Panel, the Company was granted until December 24, 2024 to regain compliance with the Stockholders’ Equity Rule, which was subsequently extended to February 6, 2025. If the Company is unable to regain compliance with the listing standards of the Nasdaq Capital Market by February 6, 2025, the Company’s securities may be delisted from Nasdaq. We believe that the ability to raise equity by approving the Nasdaq Proposal will help to facilitate our ability to regain compliance with the Stockholders’ Equity Rule.
The likelihood of securing alternative sources of capital, of a potential public or private sale of common stock, warrants, or convertible or nonconvertible debt securities and the likely price and other terms and conditions of such sales, revealed a low likelihood of consummation of any alternatives, as well as a significant cost of such financing, assuming it could be obtained, to the Company and the associated significant dilution to its stockholders, which the Board determined was substantially less favorable to the Company than pursuing the transactions contemplated by the Purchase Agreement.
The significant likelihood that, without the consummation of the transactions contemplated by the Purchase Agreement, the Company would pursue a liquidation and dissolution of the Company, which would likely result in the Company’s common stockholders receiving no or very little value in respect of their shares of the Common Stock after payment of the liquidation preference of the Company’s outstanding preferred stock.
The funding that Mr. Lazar has provided would allow us to explore strategic alternatives in an attempt to maximize stockholder value.
The recent performance of the Company’s stock price on Nasdaq and the capital markets as a whole, including the Company’s inability to secure any alternative offers to finance the Company via an investment in the Company’s equity or to acquire the Company outright.
During the Company’s extensive exploration, both by the Company’s management as well as its strategic advisors of opportunities for strategic partnership and/or investment, and based on the Board’s determination that the Purchase Agreement offered the best opportunity with greatest financial benefit, including after considering the risks that any such anticipated benefits could ultimately not materialize, the Board has decided to support the proposal.
We have covenanted under the Purchase Agreement to solicit approval of the proposals from our stockholders.
The terms and conditions of the Purchase Agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form and governance of the Company post-closing and the termination rights of the parties, taken as a whole, which the Board determined were more favorable to the Company and its stockholders than those terms and conditions which could have been negotiated with or offered by other potential strategic partners and/or investors.
The Company will redeem the Series C Preferred Stock for the fair value (as defined in the Series C Certificate of Designation) of such shares if we do not obtain approval for the removal of the Series C Ownership Limitation after four (4) stockholder meetings. In addition, if the Company does not receive the required approvals by the second meeting of stockholders, the Company shall issue 200,000 shares of common stock to David Lazar at a purchase price per share equal to the closing price of the Common Stock on the date of the second meeting plus $0.02.
Potential risks associated with alternatives to the Purchase Agreement, including the potential impact on the price of the Common Stock and ability to generate sufficient capital to support our ongoing operations.
Potential risks associated with Mr. Lazar’s significant ownership percentage following the Closing include the right to designate directors to the Board, which will enable him to affect the outcome of, or exert significant influence over, all matters requiring Board or stockholder approval, including the election and removal of directors and any change in control, and could have the effect of delaying or preventing a change in control of the Company or otherwise discouraging or preventing a potential acquirer from attempting to obtain control of the Company, which, in turn, could have a negative effect on the market price of the Common Stock and could impact the low trading volume and volatility of the Common Stock.
Vote Required
In order to approve this proposal, assuming that a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the Nasdaq Proposal is required for the proposal to pass. Abstentions and broker non-votes, if any, will have no effect on the Nasdaq Proposal. David Lazar, who is the holder of the Series C Preferred Stock, will not be permitted to vote on this Proposal.
Recommendation of the Board of Directors
The Board unanimously recommends that you vote “FOR” Proposal No. 1 to approve the Nasdaq Proposal.

PROPOSAL NO. 2 — WARRANT EXCHANGE ISSUANCE PROPOSAL
General
We are seeking stockholder approval for the issuance to Armistice Capital Master Fund Ltd. (the “Holder”) of 24,844,725 shares of Common Stock pursuant to a Warrant Exchange Agreement (the “Exchange Agreement”) with the Holder.
On January 2, 2025, the Company entered into the Exchange Agreement with the Holder of certain existing warrants (the “Exchanged Warrants”) to purchase an aggregate of 24,844,725 shares of Common Stock. The Exchanged Warrants were originally issued (i) pursuant to a securities purchase agreement, dated as of April 30, 2024 by and between the Company and the Holder and (ii) pursuant to a warrant exercise and reload agreement dated November 13, 2024 by and between the Company and the Holder. Pursuant to the Exchange Agreement, on the closing date and subject to the receipt of approval of the Warrant Exchange Issuance Proposal, the Company agreed to exchange with the Holder the Exchanged Warrants for (i) an aggregate of 24,844,725 shares of Common Stock (the “New Shares”) and (ii) $1,100,000 (collectively, the “Exchange”). To the extent the Holder would otherwise beneficially own in excess of any beneficial ownership limitation applicable to the Holder (which is 9.99%) after giving effect to the Exchange, the Exchanged Warrants shall be exchanged for a number of New Shares issuable to the Holder without violating the beneficial ownership limitation and the remainder of the Holder’s Exchanged Warrants shall be issued as pre-funded warrants to purchase the number of shares of Common Stock equal to the number of shares of Common Stock in excess of the beneficial ownership limitation. The closing is expected to take place substantially concurrently with the date on which the approval for the Warrant Exchange Issuance Proposal is received, subject to the receipt by the Company of the approval of the Nasdaq Proposal. In addition, the Holder consented to the issuance of all securities to David Lazar and/or his affiliates pursuant to the Purchase Agreement and waived the Company’s obligation to file a registration statement with respect to the registration of the resale of the shares of Common Stock issuable upon exercise of the Exchanged Warrants and the obligation to obtain stockholder approval of the New Warrant Shares upon exercise of the Exchanged Warrants.
In addition, the Company agreed to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) on or before the 75th calendar day following the closing date providing for the registration of the resale of the New Shares by the holders of the New Shares (the “Resale Registration Statement”). The Company shall use its best efforts to cause the Resale Registration Statement to become effective within 110 calendar days following the closing date (or, in the event of a “full review” by the SEC, the 125th calendar day following the closing date) and to keep the Resale Registration Statement effective at all times until no Holder owns New Shares. The Holder has also undertaken to vote in favor of Proposal No. 1.
Stockholder Approval Requirement for Purposes of Nasdaq Listing Rules 5635(b) and (d)
Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement, if the number of shares of common stock (or securities convertible into or exercisable for common stock) to be issued equals to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. The closing price of the Common Stock on January 2, 2025, which immediately preceded the signing of the Exchange Agreement, was $0.371 per share, and the average closing price of the Common Stock for the five (5) trading days immediately preceding the signing of the Exchange Agreement was $0.35834 per share. Because the price at which we will issue the New Shares may be deemed to be lower than $0.35834 per share, we are seeking the approval of our stockholders for the issuance of the New Shares pursuant to the Exchange Agreement pursuant to Nasdaq Listing Rule 5635(d).
We encourage you to read the Exchange Agreement in its entirety, a copy of which was previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on January 6, 2025.

Reasons for the Warrant Exchange Issuance Proposal
After careful consideration, the Board determined that the Warrant Exchange Agreement and the transactions contemplated thereby, including the issuance of the New Shares, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve Proposal No. 2.
In making its determination, the Board considered various factors, including the fact that the Exchange Agreement includes a consent permitting the Company to enter into the Purchase Agreement and the transactions contemplated thereby and extinguishes warrants to purchase 24,844,725 shares of Common Stock that provide for certain cash payments in connection with fundamental transactions (as defined in such warrants) that would likely make any change of control transaction cost prohibitive. We also believe that the issuance of our Common Stock in connection with the Exchange Agreement is necessary to simplify the Company’s capital structure. We will not be able to complete the second closing of the issuance of Series D Preferred Stock for $2.1 million if Proposal 2 is not approved.
Vote Required
In order to approve this proposal, assuming that a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the Warrant Exchange Issuance Proposal is required for the proposal to pass. Abstentions and broker non-votes, if any, will have no effect on the Warrant Exchange Issuance Proposal.
As of the Record Date, there were 11,256,133 shares of Common Stock and 1,000,000 shares of our Series C Preferred Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one (1) vote for each share of Common Stock outstanding as of the Record Date. Holders of our Series C Preferred Stock will vote together with the holders of our Common Stock on the Warrant Exchange Issuance Proposal on an as-converted to Common Stock basis, such that the number of votes per share of Series C Preferred Stock is equal to 2.65. As of the Record Date, holders of our Series C Preferred Stock are entitled to 2.65 votes for each share of Series C Preferred Stock outstanding.
Recommendation of the Board of Directors
The Board unanimously recommends that you vote “FOR” Proposal No. 2 to approve the Warrant Exchange Issuance Proposal.

PROPOSAL NO. 3 — REVERSE STOCK SPLIT PROPOSAL
General
We are seeking stockholder approval for an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), authorizing a Reverse Stock Split of the issued and outstanding shares of our Common Stock, at a ratio not less than 1:4 and not more than 1:16, such ratio and the implementation and timing of such Reverse Stock Split to be determined in the discretion of our Board. The form of the proposed amendment to the Certificate (the “Reverse Split Amendment”) is attached to this proxy statement as Appendix D.
On December 31, 2024, our Board approved the proposed Reverse Stock Split, and the Reverse Split Amendment in order to effect the Reverse Stock Split, subject to stockholder approval, and directed that the Reverse Split Amendment be submitted to a vote of the Company’s stockholders at the Special Meeting. If approved by our stockholders, and if implemented by our Board, the Reverse Stock Split will become effective at the time specified in the Reverse Split Amendment, as filed with the Secretary of State of the State of Delaware. The exact ratio of the Reverse Stock Split, within the 1:4 and 1:16 range, would be determined by the Board and publicly announced by the Company prior to filing the Reverse Split Amendment. In determining the appropriate ratio for the Reverse Stock Split, our Board will consider, among other things, factors such as:
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the minimum price per share requirements of The Nasdaq Capital Market;

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the historical trading price and trading volume of our Common Stock;

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the number of shares of our Common Stock outstanding and anticipated equity financing transactions in the future;

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the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

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business developments affecting us; and

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prevailing general market and economic conditions.

Background and Reasons for the Reverse Stock Split
Our Board authorized the Reverse Stock Split of our Common Stock with the primary intent of increasing the price of our Common Stock in order to meet the price criteria for continued listing on Nasdaq. Our Common Stock is publicly traded and listed on Nasdaq under the symbol “CYCC.” Our Board believes that, in addition to increasing the price of our Common Stock, the Reverse Stock Split would make our Common Stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.
On December 6, 2024, we received a notice from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (the “Staff”) notifying us that, based upon the closing bid price of our Common Stock, for the 30 consecutive business days prior to the notice, the Company no longer met the requirement to maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2). The Company was originally granted 180 calendar days, or until June 4, 2025, to regain compliance with the minimum bid price rule. However, if it appears to the Staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq would notify the Company that its securities would be subject to delisting (a “Staff Delisting Determination”). In addition, if the Company has a closing bid price of $0.10 or less for a period of ten (10) consecutive business days, Nasdaq would also issue a Staff Delisting Determination letter. In the event of either such notification, the Company may appeal the Staff’s determination to delist its securities. There can be no assurance that the Staff would grant the Company’s request for continued listing subsequent to any delisting notification.
Our Board believes that the delisting of our common stock from Nasdaq would result in decreased liquidity and/or increased volatility in our Common Stock, and a diminution of institutional investor interest in our Company.

Our Board continues to believe that an increased stock price could encourage investor interest and improve the marketability of our Common Stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stock, the current share price of our Common Stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our Board believes that the higher share price resulting from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.
Although we expect that the Reverse Stock Split will result in an increase in the market price of our Common Stock, the Reverse Stock Split may not result in a permanent increase in the market price of our Common Stock, which is dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC.
Certain Risks Associated with the Reverse Stock Split
Unexpected factors, such as our ability to successfully accomplish our business goals, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. There can be no assurance that the total market capitalization of our Common Stock after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our Common Stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.
There can be no assurance that the market price per new share of our Common Stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of old shares of our Common Stock outstanding before the Reverse Stock Split. For example, based on the closing price of our Common Stock on January 6, 2025 of $0.45 per share, if the Board were to implement the Reverse Stock Split and utilize a ratio of 1:4, we cannot assure you that the post-split market price of our Common Stock would remain greater than $1.00. We are aware that in many cases, the market price of a company’s shares declines after a reverse stock split is implemented.
Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split, when and if implemented, may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.
Further, the liquidity of our capital stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the stock price does not remain increased as a result of the Reverse Stock Split. In addition, the proposed Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of our Common Stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If we effect the Reverse Stock Split, the resulting per-share stock price may not attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.
While the Board proposes the Reverse Stock Split to bring the price of our Common Stock back above $1.00 per share in order to meet the requirements for the continued listing of our common stock on The Nasdaq Capital Market, there is no guarantee that the price of our Common Stock will not decrease in the future, or that for any other reason our common stock will not remain in compliance with The Nasdaq Capital Market listing standards. There can be no guarantee that the closing bid price of our Common Stock will remain at or above $1.00 for ten (10) consecutive trading days, which would be required to cure our current listing standard deficiency.

Potential Effects of the Proposed Reverse Stock Split
If this proposal is approved and the Reverse Stock Split is effected, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of Common Stock. The immediate effect of the Reverse Stock Split would be to reduce the number of shares of our Common Stock outstanding and to increase the per-share trading price of our common stock.
However, we cannot predict the effect of any reverse stock split upon the market price of our Common Stock over an extended period, and in many cases, the market value of a company’s common stock following a reverse stock split declines, in many cases, because of variables outside of a company’s control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment). We cannot assure you that the trading price of our Common Stock after the Reverse Stock Split will rise in inverse proportion to the reduction in the number of shares of our Common Stock outstanding as a result of the Reverse Stock Split. Also, we cannot assure you that the Reverse Stock Split would lead to a sustained increase in the trading price of our Common Stock. The trading price of our Common Stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company. However, should the overall value of our Common Stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our Common Stock held by you will also proportionately decrease as a result of the overall decline in value.
Examples of Potential Reverse Stock Split at Various Ratios.   The table below provides examples of reverse stock splits at various ratios up to 16-for-one, without giving effect to the treatment of fractional shares, and does not assume the issuance of shares of Common Stock upon conversion of the Preferred Stock or the issuance of Common Stock upon completion of the Warrant Exchange. The actual number of shares outstanding after giving effect to the Reverse Stock Split, if effected, will depend on the actual ratio that is determined by our Board in accordance with the Reverse Split Amendment.
Shares outstanding as of January 6, 2025	Reverse Stock Split Ratio	Shares outstanding after Reverse Stock Split
11,256,133	4 for 1	2,814,033
11,256,133	8 for 1	1,407,017
11,256,133	12 for 1	938,011
11,256,133	16 for 1	703,508
The resulting decrease in the number of shares of our Common Stock outstanding could potentially adversely affect the liquidity of our Common Stock, especially in the case of larger block trades.
Effects on Ownership by Individual Stockholders.   If we implement the Reverse Stock Split, the number of shares of our Common Stock held by each stockholder would be reduced by dividing the number of shares held immediately before the Reverse Stock Split by the appropriate ratio and then rounding down to the nearest whole share. We would pay cash to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the Reverse Stock Split, as described in further detail below. The cash amount to be paid to each stockholder would equal the stockholder’s fractional interest in one (1) share of our Common Stock to which the stockholder would otherwise be entitled, multiplied by the closing sale price of our Common Stock on The Nasdaq Capital Market on the trading day immediately prior to the effective date of the Reverse Stock Split. The Reverse Stock Split would not affect any stockholder’s percentage ownership interest in our Company or proportionate voting power, except to the extent that interests in fractional shares would be paid in cash.
Effect on Restricted Stock Units, Stock Options, Warrants.   In addition, we would adjust all outstanding shares of any restricted stock units, stock options and warrants entitling the holders to purchase shares of our Common Stock as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce each security by the conversion ratio, and would increase the exercise price in accordance with the terms of each security based on Reverse Stock Split ratio (i.e., the number of shares issuable under such securities would decrease by the ratio, and the exercise price per share would be multiplied by ratio). Also, we would reduce the number of shares reserved for issuance under our existing equity incentive plans proportionately based on the ratio of the Reverse Stock Split. The Reverse Stock Split would not otherwise affect any of the rights currently accruing to holders of our Common Stock, or options or warrants exercisable for our common stock.
Other Effects on Issued and Outstanding Shares.   If we implement the Reverse Stock Split, the rights pertaining to the issued and outstanding shares of our Common Stock would be unchanged after the Reverse Stock Split. Each share of our Common Stock issued following the Reverse Stock Split would be fully paid and non-assessable.
Reservation of Right to Abandon the Proposed Reverse Split Amendment to our Certificate
Our Board reserves the right not to file the Reverse Split Amendment to our Certificate without further action by our stockholders at any time before the effectiveness of the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, even if the authority to effect the Reverse Split Amendment is approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Split Amendment, you are expressly also authorizing our Board to delay, not proceed with, and abandon, the proposed Reverse Split Amendment if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.
Procedure for Effecting the Proposed Stock Split and Exchange of Stock Certificates
If stockholders approve this proposal and our Board does not otherwise abandon the Reverse Split Amendment contemplating the Reverse Stock Split, we will file with the Delaware Secretary of State a Certificate of Amendment to our Certificate, in the form attached to this proxy statement as Appendix D. The Reverse Stock Split will become effective at the time and on the date of filing of, or at such later time as is specified in, the Reverse Split Amendment, which we refer to as the “effective time.” Beginning at the effective time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Stock Split.
Upon the Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.
Following the Reverse Stock Split, stockholders holding physical certificates must exchange those certificates for new certificates and a cash payment in lieu of any fractional shares.
The Company’s transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.
No Appraisal Rights
No appraisal rights are available under the General Corporation Law of the State of Delaware or under our Certificate, or our Amended and Restated Bylaws, as amended, with respect to the Reverse Stock Split. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

Potential Anti-Takeover Effect
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), other than with respect to the transactions contemplated by the Purchase Agreement, the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the Reverse Stock Split proposal, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or Preferred Stock.
Accounting Consequences
The Reverse Stock Split would not affect the per-share par value of our Common Stock, which would remain at $0.001 par value per share, while the number of outstanding shares of common stock would decrease in accordance with the Reverse Stock Split ratio. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet would decrease, and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Stock Split, the reported per-share net income or loss would be higher because there would be fewer shares of common stock outstanding, and we would adjust historical per share amounts set forth in our future financial statements.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of the material U.S. federal income tax consequences of the Reverse Stock Split to holders of our shares. This summary is based on the Internal Revenue Code of 1986, as amended, or the Code, the Treasury regulations promulgated thereunder, and administrative rulings and court decisions in effect as of the date of this document, all of which may be subject to change, possibly with retroactive effect. This summary only addresses holders who hold their shares as capital assets within the meaning of the Code and does not address all aspects of U.S. federal income taxation that may be relevant to holders subject to special tax treatment, such as financial institutions, dealers in securities, insurance companies, foreign persons and tax-exempt entities. In addition, this summary does not consider the effects of any applicable state, local, foreign or other tax laws.
We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The tax treatment of the Reverse Stock Split to holders may vary depending upon a holder’s particular facts and circumstances.
We urge holders to consult with their own tax advisors as to any U.S. federal, state, local or foreign tax consequences applicable to them that could result from the Reverse Stock Split.
Except as described below with respect to cash received in lieu of fractional shares, the receipt of common stock in the Reverse Stock Split should not result in any taxable gain or loss to a holder for U.S.

federal income tax purposes. The aggregate tax basis of the common stock received by a holder as a result of the Reverse Stock Split (including the basis of any fractional share to which a holder is entitled) will be equal to the aggregate basis of the existing common stock exchanged for such stock. A holder’s holding period for the common stock received in the Reverse Stock Split will include the holding period of the common stock exchanged therefor.
A holder who receives cash in lieu of a fractional share of common stock will be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A holder generally will recognize capital gain or loss on such deemed redemption in an amount equal to the difference between the amount of cash received and the adjusted basis of such fractional share.
Transfer Agent and Registrar
The transfer agent and registrar for our Common Stock is now and will remain Equiniti Trust Company, LLC.
Listing
Our Common Stock is currently traded on The Nasdaq Capital Market under the symbol “CYCC”. The principal reason for the Reverse Stock Split is to increase the per share trading price of our Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market. However, there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain the listing of our Common Stock on The Nasdaq Capital Market.
Required Vote
In order to approve this proposal, assuming that a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the Reverse Stock Split Proposal is required for the proposal to pass. Abstentions and broker non-votes, if any, will have no effect on the Reverse Stock Split Proposal.
As of the Record Date, there were 11,256,133 shares of Common Stock and 1,000,000 shares of our Series C Preferred Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one (1) vote for each share of Common Stock outstanding as of the Record Date. Holders of our Series C Preferred Stock will vote together with the holders of our Common Stock on the Reverse Stock Split Proposal on an as-converted to Common Stock basis, such that the number of votes per share of Series C Preferred Stock is equal to 2.65. As of the Record Date, holders of our Series C Preferred Stock are entitled to 2.65 votes for each share of Series C Preferred Stock outstanding.
Recommendation of the Board of Directors
The Board unanimously recommends that you vote “FOR” Proposal No. 3 to approve the Reverse Stock Split.

PROPOSAL NO. 4 — SHARE INCREASE PROPOSAL
General
Our Board has determined that it is advisable to increase our authorized Common Stock from 100,000,000 shares to 250,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Certificate effecting the proposed increase (the “Share Increase Amendment”). The full text of the proposed Share Increase Amendment to the Certificate is attached to this proxy statement as Appendix E.
As of January 6, 2025, approximately 11,256,133 shares of our Common Stock were issued and outstanding (excluding treasury shares) and approximately an additional 259,535,512 shares of Common Stock were reserved for issuance upon the conversion of certain securities (including up to 233,650,443 shares of Common Stock issuable upon conversion of each existing series of our preferred stock and 24,844,725 shares of Common Stock issuable pursuant to the Warrant Exchange) and exercise of options granted under our various stock-based plans. Accordingly, assuming the reservation of all of the shares of Common Stock described above (which number, for illustration purposes, has not been adjusted as a result of the Reverse Stock Split Amendment), the Company needs 170,791,645 additional shares of Common Stock to be authorized for future issuance under the Certificate.
Our Board believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of Common Stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in our Board’s discretion in connection with future financings, stock splits or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, our Board believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.
We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of Common Stock proposed to be authorized, except as required by law, regulatory authorities or rules of The Nasdaq Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of Common Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.
Required Vote
In order to approve this proposal, assuming that a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the Share Increase Proposal is required for the proposal to pass. Abstentions and broker non-votes, if any, will have no effect on the Share Increase Proposal.
As of the Record Date, there were 11,256,133 shares of Common Stock and 1,000,000 shares of our Series C Preferred Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one (1) vote for each share of Common Stock outstanding as of the Record Date. Holders of our Series C Preferred Stock will vote together with the holders of our Common Stock on the Share Increase Proposal on an as-converted to Common Stock basis, such that the number of votes per share of Series C Preferred Stock is equal to 2.65. As of the Record Date, holders of our Series C Preferred Stock are entitled to 2.65 votes for each share of Series C Preferred Stock outstanding.
Recommendation of the Board of Directors
The Board unanimously recommends that you vote “FOR” Proposal No. 4 to approve the Share Increase Proposal.

PROPOSAL NO. 5 — 2018 PLAN AMENDMENT PROPOSAL
General
We are requesting that you vote to approve an amendment to the Cyclacel Pharmaceuticals, Inc. 2018 Equity Incentive Plan. On January 5, 2025, the Board adopted a resolution approving, subject to approval by our stockholders, an amendment of the 2018 Equity Incentive Plan to increase the number of shares of Common Stock available for grant under the 2018 Plan by adding 500,000 shares. The 2018 Plan was previously approved by our stockholders at the 2018 annual meeting.
As of January 6, 2025, the equity overhang, represented by all awards outstanding plus those available for future grant under the 2018 Plan, was 2.7%. The equity overhang from all awards outstanding and shares available for issuance would be 6.8%, assuming approval of this 2018 Plan Amendment Proposal, but excluding the impact from the approvals of Proposals 1 and 2. Equity overhang was calculated in each instance above as all shares issuable upon exercise of outstanding options plus shares available for future grant divided by (a) common shares outstanding plus (b) shares in the numerator.
Key Considerations for Requesting Additional Shares
In determining the number of shares to be authorized under the 2018 Plan, as proposed to be amended, the Board considered the following principal factors:
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Number of Shares Available for Grant under Existing Plan: As of January 6, 2025, 195,972 shares remained available for issuance under the 2018 Plan. Except for 13,333 shares that remained available under our 2020 Inducement Equity Incentive Plan, there were no shares available to grant under prior incentive plans.

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Number of Outstanding Awards Under All Plans: As of January 6, 2025, there were 118,878 outstanding stock options, which had a weighted average exercise price of $44.33 and a weighted average remaining contractual life of 7.21 years, and there were 39,414 RSU awards outstanding.

Our Board, the Compensation Development Committee and management all believe that the proposed amendment of the 2018 Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends approval by our stockholders. The Board believes that the number of shares of Common Stock currently available for issuance under the 2018 Plan is insufficient in view of our compensation structure and strategy. The Board has concluded that our ability to attract, retain and motivate top quality employees and directors is material to our success and would be enhanced by our continued ability to make grants under the 2018 Plan. The Board has directed that the proposal to approve the amendment of the 2018 Plan be submitted to the stockholders for approval at the Special Meeting.
The following is a brief summary of the 2018 Plan, as amended by this Proposal, and is qualified in all respects by the specific language of the full text of the amended and restated 2018 Plan, a copy of which is attached as Appendix F to the Proxy Statement.
Material Features of the 2018 Plan
Eligibility.   The 2018 Plan allows us, under the direction of our Compensation and Organization Development Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation and Organization Development Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2018 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2018 Plan. As of January 3, 2025, there were approximately ten (10) individuals eligible to participate.
Shares Available for Issuance.   As of January 3, 2025, 195,972 shares of our Common Stock were available for future awards under the 2018 Plan. In addition, if any awards granted under the 2018 Plan lapse or are canceled, the shares subject to those awards will again become available for awards under the 2018 Plan. As of January 3, 2025, 118,225 shares were subject to outstanding awards under the 2018 Plan. Generally, shares of Common Stock reserved for awards under the 2018 Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of Common Stock tendered in payment for an award or shares of Common Stock withheld for taxes will not be available again for grant. The 2018 Plan provides that no non-employee director participant may receive awards for more than an aggregate grant date fair value of $100,000 in any calendar year. If our stockholders approve this proposal, an additional 500,000 shares of our Common Stock would be available for future awards under the 2018 Plan.
Stock Options.   Stock options granted under the 2018 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates who are deemed to be residents of the United States for tax purposes. Non-qualified options may be granted to any employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the total combined voting power of all classes of our capital stock (or the capital stock of an affiliate of the Company), the exercise price may not be less than 110% of the fair market value of our Common Stock on the date of grant and the term of the incentive stock option may not be longer than five (5) years. Non-qualified options may not have a term longer than ten (10) years.
Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, incentive stock options will be exercisable for three (3) months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability which occurs within three (3) months of termination of service. However, options will not be exercisable if the termination of service was due to cause.
Restricted Stock.   Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.
Restricted Stock Units.   Restricted stock units are phantom shares that vest in accordance with terms and conditions established by the Board or the Compensation and Organization Development Committee and when the applicable restrictions lapse, the grantee shall be entitled to receive a payout in cash, shares or a combination thereof based on the number of restricted stock units as specified in the award agreement.
Other Stock-Based Awards.   The 2018 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to phantom stock awards, stock appreciation rights and stock unit awards. Our Compensation and Organization Development Committee may award such stock-based awards subject to such conditions and restrictions as it may determine however each stock appreciation right shall have an exercise price which shall not be less than the fair market value of our common stock on the date of grant and shall terminate no more than ten (10) years from the date of grant. These conditions and restrictions may include continued employment with us through a specified restricted period.
Plan Administration.   In accordance with the terms of the 2018 Plan, our Board has authorized our Compensation and Organization Development Committee to administer the 2018 Plan. The Compensation and Organization Development Committee may delegate part of its authority and powers under the 2018 Plan to one or more of our directors and/or officers, but only the Compensation and Organization Development Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2018 Plan, our Compensation and Organization Development Committee determines the terms of awards, including:
•
which employees, directors and consultants will be granted awards;

•
the number of shares subject to each award;

•
the vesting provisions of each award;

•
the termination or cancellation provisions applicable to awards; and

•
all other terms and conditions upon which each award may be granted in accordance with the 2018 Plan.

In addition, our Compensation and Organization Development Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2018 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that, without the prior approval of our stockholders, options will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award and will not be exchanged for another type of award or cash.
Stock Dividends and Stock Splits.   If our Common Stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of Common Stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option or upon vesting of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise, base or purchase price per share to reflect such subdivision, combination or stock dividend.
Corporate Transactions.   Upon a merger or other reorganization event, our Board, may, in its sole discretion, take any one or more of the following actions pursuant to the 2018 Plan, as to some or all outstanding awards:
•
provide that all outstanding options shall be assumed or substituted by the successor corporation;

•
upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•
in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•
provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•
with respect to stock grants and in lieu of any of the foregoing, the Board or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

However, in the event that the successor corporation refuses to assume or substitute an award:
•
awards consisting of options, stock appreciation rights and rights to purchase restricted stock will become fully vested and immediately exercisable, including awards that would not otherwise have become vested or exercisable; and

•
all other awards will become fully earned and eligible to receive a payout.

Amendment and Termination.   The 2018 Plan may be amended by our stockholders. It may also be amended by our Board, provided that any amendment approved by our Board which is of a scope that requires stockholder approval as required by the rules of The Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.
Duration of Plan.   The 2018 Plan will expire by its terms on March 29, 2028.
Federal Income Tax Considerations
The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2018 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2018 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.
Incentive Stock Option:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two (2) years after the date of grant of the option nor within one (1) year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.
Non-Qualified Options:
Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.
A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.
An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the 2018 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. If such election is desired, the grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Plan Benefits
Since the adoption of the 2018 Plan through January 3, 2025, we have granted the following stock options and restricted stock units under the 2018 Plan to the individuals and groups listed below. In all cases, the securities underlying such equity awards were shares of our common stock.
Name and Position	Number of Shares
Named Executive Officers:
Spiro Rombotis	37,198
Paul McBarron	22,326
All current executive officers as a group	59,524
All current directors who are not executive officers as a group	8,316
Each associate of any executive officers, current directors or director nominees	0
Each other person who received or is to receive 5% of awards	0
All employees, including all current officers who are not executive officers, as a group	89,845
New Plan Benefits
Other than the annual grant of stock options or restricted stock units, or any initial grant of restricted stock units to our non-employee directors, the amounts of future grants under the 2018 Plan are not determinable as awards under the 2018 Plan and will be granted at the sole discretion of the Compensation and Organization Development Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2018 Plan or the amount or types of any such awards.
On January 6, 2025, the closing market price per share of our Common Stock was $0.45, as reported by the Nasdaq Stock Market.
Required Vote
In order to approve this proposal, assuming that a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the 2018 Plan

Amendment Proposal is required for the proposal to pass. Abstentions and broker non-votes, if any, will have no effect on the 2018 Plan Amendment Proposal.
As of the Record Date, there were 11,256,133 shares of Common Stock and 1,000,000 shares of our Series C Preferred Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one (1) vote for each share of Common Stock outstanding as of the Record Date. Holders of our Series C Preferred Stock will vote together with the holders of our Common Stock on the 2018 Plan Amendment Proposal on an as-converted to Common Stock basis, such that the number of votes per share of Series C Preferred Stock is equal to 2.65, assuming a conversion price of $1.00 per share, which was the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) applicable immediately before the execution and delivery of the Purchase Agreement. As of the Record Date, holders of our Series C Preferred Stock are entitled to 2.65 votes for each share of Series C Preferred Stock outstanding.
Recommendation of the Board of Directors
The Board unanimously recommends that you vote “FOR” Proposal No. 5 to approve the 2018 Plan Amendment Proposal.

PROPOSAL NO. 6 —  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Bush & Associates CPA LLP (“Bush”), as our independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ended December 31, 2024. The Board of Directors proposes that our holders of Common Stock ratify this appointment. We expect that representatives of Bush will be present at the Special Meeting via conference call, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
The following table presents fees for professional audit services rendered by our independent registered public accounting firms for the audit of Cyclacel’s annual financial statements for the years ended December 31, 2023 and 2024, and fees billed for other services rendered by them during those periods.
	2023	2024(1)
Audit fees(2)	$335,430	$358,913
Tax fees(3)	$31,164	$26,000
Total	$366,594	$384,913

(1)
RSM US LLP, or RSM, our former accounting firm, reviewed the Company’s interim financial statements for the six months ended June 30, 2024 and performed certain audit-related services prior to their dismissal on August 19, 2024. Upon their engagement, Bush completed review of the Company’s interim financial statements for the three-month period ended September 30, 2024 and will audit the Company’s annual financial statements for the year ended December 31, 2024. Also included are fees for Crowe LLP for accounting services in respect of the third quarter of 2024.

(2)
Audit fees represent fees for the audit of the Company’s annual consolidated financial statements, review of the Company’s interim financial statements included in quarterly reports on Form 10-Q, services that an independent auditor would customarily provide in connection with subsidiary audits, other regulatory filings and similar engagements for each fiscal year shown, such as attest services, comfort letters, consents and assistance with review of reports filed with the SEC.

(3)
Tax fees represent tax compliance and return preparation and tax planning and advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by the independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.

4.
Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service.
During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of Bush as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
Required Vote
The affirmative vote of a majority of the votes cast at the Special Meeting is required to ratify the appointment of the independent registered public accounting firm.
Recommendation of the Board of Directors
The Board unanimously recommends that you vote “FOR” Proposal No. 6.

PROPOSAL NO. 7 — ADJOURNMENT PROPOSAL
General
Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are insufficient votes in favor of approval of any of the above Proposals.
Required Vote
In order to approve this proposal, assuming that a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the Adjournment Proposal is required for the proposal to pass.
As of the Record Date, there were 11,256,133 shares of Common Stock and 1,000,000 shares of our Series C Preferred Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one (1) vote for each share of Common Stock outstanding as of the Record Date. Holders of our Series C Preferred Stock will vote together with the holders of our Common Stock on the Adjournment Proposal on an as-converted to Common Stock basis, such that the number of votes per share of Series C Preferred Stock is equal to 2.65, assuming a conversion price of $1.00 per share, which was the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) applicable immediately before the execution and delivery of the Purchase Agreement. As of the Record Date, holders of our Series C Preferred Stock are entitled to 2.65 votes for each share of Series C Preferred Stock outstanding.
Recommendation of the Board of Directors
The Board unanimously recommends that you vote “FOR” Proposal No. 7.

OTHER MATTERS
Management and the Board of the Company know of no matters to be brought before the Special Meeting other than as set forth herein.

STOCKHOLDER COMMUNICATIONS
Stockholders wishing to communicate with the Board or with an individual member of the Board may do so by writing to the Board or to the particular member of the Board, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.
Berkeley Heights, New Jersey

Appendix A
Delaware
The First State
I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF “CYCLACEL PHARMACEUTICALS, INC.”, FILED IN THIS OFFICE ON THE THIRD DAY OF JANUARY, A.D. 2025, AT 9:30 O`CLOCK A.M.
Jeffrey W. Bullock, Secretary of State
2579644 8100 SR# 20250015033	Authentication: 202612017 Date: 01-03-25
You may verify this certificate online at corp.delaware.gov/authver.shtml

CYCLACEL PHARMACEUTICALS, INC.
CERTIFICATE OF DESIGNATIONS, PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES C CONVERTIBLE PREFERRED STOCK
PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW
The undersigned, Paul McBarron, does hereby certify that:
1.   He is the EVP, Finance and Chief Financial Officer of Cyclacel Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”).
2.   The Corporation is authorized to issue 5,000,000 shares of preferred stock.
3.   The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):
WHEREAS, the Amended and Restated Certificate of Incorporation of the Corporation, as amended, provides for a class of its authorized capital stock known as preferred stock, consisting of 5,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;
WHEREAS, the Board of Directors is authorized to provide for the issuance of the shares of preferred stock in series and to establish, from time to time, the number of shares to be included in each such series, and to fix the number, designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereon; and
WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock;
NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock to be designated the “Series C Convertible Preferred Stock” and does hereby fix and determine the number rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:
TERMS OF PREFERRED STOCK
Section 1.   Definitions.   For the purposes hereof, the following terms shall have the following meanings:
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.
“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(c).
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.
“Common Stock Equivalents” means any securities of the Corporation or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation,

any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Conversion Amount” means the sum of the Stated Value at issue.
“Conversion Date” shall have the meaning set forth in Section 6(a).
“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Fundamental Transaction” shall have the meaning set forth in Section 7(d).
“GAAP” means United States generally accepted accounting principles.
“Holder” shall have the meaning set forth in Section 2.
“Liquidation” shall have the meaning set forth in Section 5.
“New York Courts” shall have the meaning set forth in Section 8(d).
“Notice of Conversion” shall have the meaning set forth in Section 6(a).
“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Preferred Stock” shall have the meaning set forth in Section 2.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Share Delivery Date” shall have the meaning set forth in Section 6(b).
“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.
“Successor Entity” shall have the meaning set forth in Section 7(d).
“Trading Day” means a day on which the principal Trading Market is open for business.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the NYSE MKT or the New York Stock Exchange (or any successors to any of the foregoing).
“Transfer Agent” means Equiniti Trust Company, LLC, and any successor transfer agent of the Corporation.
Section 2.   Designation, Amount and Par Value.   The series of preferred stock shall be designated as the Series C Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 1,000,000 (which shall not be subject to change without the written consent of a majority of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of$0.001 per share and a stated value equal to $1.00 (the “Stated Value”).
Section 3.   Dividends.   Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis, without regard to conversion limitations herein) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Preferred Stock. The Corporation shall not pay any dividends on the Common Stock unless the Corporation simultaneously complies with this provision.
Section 4.   Voting Rights.   The Preferred Stock shall be counted for purposes of determining a quorum at a meeting of stockholders and shall vote on matters of the Corporation on an as-if-converted-to-Common-Stock basis, subject to the provisions of the Delaware General Corporation Law and subject to the Beneficial Ownership Limitation. Subject to the provisions of Section 6(c) hereof, each share of Preferred Stock shall entitle the holder thereof to cast that number of votes per share of Preferred Stock as is equal to the Stated Value of such share of Preferred Stock divided by the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) immediately preceding the Original Issue Date, and subject to adjustments for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions following the date hereof).
Section 5.   Liquidation Preference.
(a)   In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of any existing series of preferred stock or to the rights of any series of preferred stock which may from time to time hereafter come into existence, the holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, the Stated Value per share of Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of any liquidation, dissolution or winding up of the Corporation, the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of any existing series of preferred stock or to the rights of any series of preferred stock which may from time to time hereafter come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of each series of preferred stock in proportion to the preferential amount each such holder is otherwise entitled to receive.
(b)    Upon the completion of the distribution required by Section 5(a) above and any other distribution that may be required with respect to the rights of any existing series of preferred stock or to the rights of any series of preferred stock which may from time to time hereafter come into existence, if assets remain in the Corporation, the remaining assets shall be distributed to the holders of the Common Stock until such time as the holders of the Common stock shall have received a return of the capital originally contributed thereby. Thereafter, if assets remain in the Corporation, all remaining assets shall be distributed to all holders of Common Stock and to each series of Preferred Stock, pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Preferred Stock into Common Stock).
(c)   For purposes of this Section 5, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); or (ii) a sale of all or substantially all of the assets of the Corporation, unless the Corporation’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation’s acquisition or sale or otherwise) hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity in approximately the same relative percentages after such acquisition or sale as before such acquisition or sale.
(d)    In any of the events specified in subsection (c) above, if the consideration received by the corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(i)    Securities not subject to restrictions on free marketability:
(A)   If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;
(B)    If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and
(C)   If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.
(ii)   The method of valuation of securities subject to restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.
(iii)   In the event the requirements of Section 2(c) are not complied with, the Corporation shall forthwith either:
(A)   cause such closing to be postponed until such time as the requirements of this Section 5 have been complied with; or
(B)   cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 5(c)(iv) hereof.
(iv)    The Corporation shall give each holder of record of Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 5, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the corporation has given notice of any material changes provided for herein; provided, however, that time periods set forth in this paragraph may be shortened upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Preferred Stock.
Section 6.   Conversion.
a)    Conversions at Option of Holder.   Each one share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into 2.65 shares of Common Stock (subject to the limitations set forth in Section 6(c)) (the “Conversion Ratio”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A ( a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile or email such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.
b)   Mechanics of Conversion.
i.   Delivery of Conversion Shares Upon Conversion.   Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock and (B) a bank check in the amount of accrued and unpaid dividends, if any. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion. Notwithstanding the foregoing, with respect to any Notice(s) of Conversion delivered by 12:00 pm (New York time) on the Original Issue Date, the Corporation agrees to deliver the Conversion Shares subject to such notice(s) by 4:00 pm (New York time) on the Original Issue Date.
ii.   Failure to Deliver Conversion Shares.   If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.
iii.   Obligation Absolute; Partial Liquidated Damages.   The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(b)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000.00 of Stated Value of Preferred Stock being converted, per Trading Day for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein, and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.
iv.   Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion.   In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(b)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(b)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.
v.   Reservation of Shares Issuable Upon Conversion.   Until no shares of Preferred Stock remain outstanding, the Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.
vi.    RESERVED
vii.   Transfer Taxes and Expenses.   The issuance of Conversion Shares on conversion of the Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the DTC (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.
c)   Beneficial Ownership Limitation.   Notwithstanding anything to the contrary herein, the Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below); provided, however that following a vote of the stockholders of the Company in accordance with the rules and regulations of the Trading Market on which the Common Stock trades on such date and applicable securities laws to approve the removal of the Beneficial Ownership Limitation, the Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates and Attribution Parties) would beneficially own the number of shares of Common Stock which would be in excess of any statutory threshold pursuant to which the acquisition of such shares would trigger a compulsory offer requirement under applicable federal or state tender offer rules for the Holder and its Affiliates and Attribution Parties to make a tender offer for all the shares of the Company. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such conversion will not violate the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such representation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely solely on the number of outstanding shares of Common Stock as stated in a written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall mean, as of any date, the lower of(X) the maximum percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock that can be issued to the Holder without requiring a vote of the stockholders of the Company under the rules and regulations of the Trading Market on which the Common Stock trades on such date and applicable securities laws; and, (Y) 5% of the number of shares of the Common Stock outstanding immediately before the Original Issue Date. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

d)   Redemption.   If, at any time after the Company holds four (4) meetings of the stockholders of the Company to approve the removal of the Beneficial Ownership Limitation, and such approval does not pass, the Holder may request that the Company pay an amount equal to the Fair Value (defined below) of such unconvertible shares, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the unconvertible shares shall automatically be deemed cancelled and extinguished without further action on the part of the Holder or the Company and the Holder shall have no further rights relating thereto. Notwithstanding the foregoing, the Holder shall promptly return and deliver to the Company any certificate or certificates representing such unconvertible shares or deliver such other documentation reasonably requested by the Company evidencing such cancellation of the unconvertible shares. For purposes of this Section the “Fair Value” of shares shall be fixed with reference to the last reported closing stock price on the principal Trading Market on which the Common Stock is listed as of the day of the applicable fourth (4th) stockholders’ meeting described in this section above.
Section 7.   Certain Adjustments.
a)   Stock Dividends and Stock Splits.   If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the number of shares of Common Stock each share of Preferred Stock shall be convertible into shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
b)    Subsequent Rights Offerings.   In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
c)   Pro Rata Distributions.   During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
d)   Fundamental Transaction.   If, at any time while any shares of Preferred Stock are outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Preferred Stock by the Holder thereof, the Holder shall receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(c) on the conversion of the Preferred Stock), the number of shares of common stock (as applicable) of the successor or acquiring corporation or the number of shares of Common Stock of the Corporation (as applicable), if it is the surviving corporation, and all additional securities (equity or debt), cash, property or other consideration (all such additional consideration, the “Alternate Consideration”), receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which such Holder’s Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(c) on the conversion of the Preferred Stock). If holders of Common Stock are entitled to elect the proportion of securities, cash, property or other consideration to be received by holders of Common Stock in a Fundamental Transaction, then each Holder of Preferred Stock shall be given the same choice as to the proportion of securities, cash, property or other consideration such Holder is entitled to receive upon any conversion of such Holder’s shares of Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designations in respect of a new series of preferred stock of the successor or acquiring corporation, or the Corporation, if it is the surviving corporation, setting forth the same rights, preferences, privileges and other terms contained in this Certificate of Designations in respect of the Preferred Stock, including, without limitation, the provisions contained in this Section 7(d) and evidencing, among other things, the Holders’ right to convert such new preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designations in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of a Holder of Preferred Stock, deliver to such Holder in exchange for such Holder’s Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of the Preferred Stock (without regard to any limitations on the conversion of the Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder(s) thereof. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designations with the same effect as if such Successor Entity had been named as the Corporation herein. For the avoidance of doubt, if, at any time while any shares of Preferred Stock are outstanding, a Fundamental Transaction occurs, pursuant to the terms of this Section 7(d), a Holder of Preferred Stock shall not be entitled to receive any consideration in such Fundamental Transaction in respect of such Holder’s shares of Preferred Stock, except as provided for in this Certificate of Designations ( or any new Certificate of Designations in respect of a new series of preferred stock issued to the Holders of Preferred Stock as contemplated hereby).
e)   Intentionally Omitted.
f)   Notice to the Holders.
i.   Adjustment to Conversion Amount.   Whenever the number of shares of Common Stock that the shares of Preferred Stock are convertible into is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the number of shares of Common Stock after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
ii.   Notice to Allow Conversion by Holder.   If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least fifteen (15) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 15-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
Section 8.   Miscellaneous.
a)   Notices.   Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, email address or sent by a nationally recognized overnight courier service, addressed to the Corporation at:
Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
Berkeley Heights, New Jersey 07922
Attention: EVP, Finance and Chief Financial Officer
Email: pmcbarron@cyclacel.com
or such other facsimile number or address (physical or email) as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, by email attachment or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of such Holder appearing on the books of the Corporation, or if no such facsimile number, email address or address appears on the books of the Corporation, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the Person to whom such notice is required to be given. Notwithstanding any other provision of this Certificate of Designations, where this Certificate of Designations provides for notice of any event to a Holder, if the Preferred Stock is held in global form by DTC ( or any successor depositary), such notice may be delivered via DTC ( or such successor depositary) pursuant to the procedures of DTC (or such successor depositary).
b)    Absolute Obligation.   Except as expressly provided herein, no provision of this Certificate of Designations shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.
c)   Lost or Mutilated Preferred Stock Certificate.   If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.
d)   Governing Law.   All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designations shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each of the Corporation and each Holder agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designations (whether brought against the Corporation, a Holder or any of their respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Wilmington, Delaware (the “Delaware Courts”). Each of the Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Delaware Courts, or such Delaware Courts are improper or inconvenient venue for such proceeding. Each of the Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Person at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each of the Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designations or the transactions contemplated hereby. If the Corporation or any Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Designations, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.
e)   Waiver.   Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designations shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designations or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designations on one or more occasions shall not be considered a waiver or deprive that Person ( or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designations on any other occasion. Any waiver by the Corporation or a Holder must be in writing.
f)   Severability.   If any provision of this Certificate of Designations is invalid, illegal or unenforceable, the balance of this Certificate of Designations shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.
g)   Next Business Day.   Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
h)   Headings.   The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.
i)   Status of Converted Preferred Stock.   If any shares of Preferred Stock shall be converted or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C Convertible Preferred Stock.
RESOLVED, FURTHER, that the chief executive officer, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designations, Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.
IN WITNESS WHEREOF, the undersigned have executed this Certificate this second day of January, 2025.
CYCLACEL PHARMACEUTICALS, INC.
By:
/s/ Paul McBarron

Name: Paul McBarron
Title: EVP, Finance and Chief Operating Officer

ANNEX A
NOTICE OF CONVERSION
The undersigned hereby elects to convert shares of Series C Convertible Preferred Stock (the “Preferred Stock”), into shares of common stock (“Common Stock”) of Cyclacel Pharmaceuticals, Inc. according to the terms and conditions of the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designation.
Date of Conversion:
Number of Shares of Preferred Stock to be Converted:
Number of Shares of Preferred Stock Owned Prior to Conversion:
Number of Shares of Preferred Stock Owned After Conversion:
Signature:

Name:
Title:

Appendix B
CYCLACEL PHARMACEUTICALS, INC.
AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES C CONVERTIBLE PREFERRED STOCK
PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW
The undersigned, David Lazar, does hereby certify that:
1.   He is the interim Chief Executive Officer of Cyclacel Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”).
2.   The Corporation is authorized to issue 5,000,000 shares of preferred stock.
3.   The board of directors of the Corporation (the “Board of Directors”) previously adopted a resolution authorizing the creation and issuance of shares of preferred stock designated Series C Convertible Preferred Stock and the Certificate of Designations, Preferences, Rights and Limitations for the Series C Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware on January 3, 2025.
NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors, pursuant to authority expressly granted to and vested in the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, as amended, approves and declares it advisable and in the best interest of the Corporation to amend and restate the terms of the Series C Convertible Preferred Stock of the Corporation, and hereby fixes the designation thereof, and the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereon (in addition to the designation, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Amended and Restated Certificate of Incorporation of the Corporation, as amended, which are applicable to the preferred stock, if any) as follows:
TERMS OF PREFERRED STOCK
Section 1.   Definitions.   For the purposes hereof, the following terms shall have the following meanings:
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.
“Common Stock Equivalents” means any securities of the Corporation or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Conversion Amount” means the sum of the Stated Value at issue.
“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Fundamental Transaction” shall have the meaning set forth in Section 7(d).
“GAAP” means United States generally accepted accounting principles.
“Holder” shall have the meaning set forth in Section 2.
“Liquidation” shall have the meaning set forth in Section 5.
“New York Courts” shall have the meaning set forth in Section 8(d).
“Notice of Conversion” shall have the meaning set forth in Section 6(a).
“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Preferred Stock” shall have the meaning set forth in Section 2.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Share Delivery Date” shall have the meaning set forth in Section 6(b).
“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.
“Successor Entity” shall have the meaning set forth in Section 7(d).
“Trading Day” means a day on which the principal Trading Market is open for business.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the NYSE MKT or the New York Stock Exchange (or any successors to any of the foregoing).
“Transfer Agent” means Equiniti Trust Company, LLC, and any successor transfer agent of the Corporation.
Section 2.   Designation, Amount and Par Value.   The series of preferred stock shall be designated as the Series C Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 1,000,000 (which shall not be subject to change without the written consent of a majority of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1.00 (the “Stated Value”).
Section 3.   Dividends.   Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis, without regard to conversion limitations herein) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Preferred Stock. The Corporation shall not pay any dividends on the Common Stock unless the Corporation simultaneously complies with this provision.

Section 4.   Voting Rights.   The Preferred Stock shall be counted for purposes of determining a quorum at a meeting of stockholders and shall vote on matters of the Corporation on an as-if-converted-to-Common-Stock basis, subject to the provisions of the Delaware General Corporation Law. Subject to the provisions of Section 6(c) hereof, each share of Preferred Stock shall entitle the holder thereof to cast that number of votes per share of Preferred Stock as is equal to the Stated Value of such share of Preferred Stock divided by the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) immediately preceding the Original Issue Date, and subject to adjustments for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions following the date hereof).
Section 5.   Liquidation Preference.
(a)   In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of any existing series of preferred stock or to the rights of any series of preferred stock which may from time to time hereafter come into existence, the holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, the Stated Value per share of Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of any liquidation, dissolution or winding up of the Corporation, the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of any existing series of preferred stock or to the rights of any series of preferred stock which may from time to time hereafter come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of each series of preferred stock in proportion to the preferential amount each such holder is otherwise entitled to receive.
(b)   Upon the completion of the distribution required by Section 5(a) above and any other distribution that may be required with respect to the rights of any existing series of preferred stock or to the rights of any series of preferred stock which may from time to time hereafter come into existence, if assets remain in the Corporation, the remaining assets shall be distributed to the holders of the Common Stock until such time as the holders of the Common stock shall have received a return of the capital originally contributed thereby. Thereafter, if assets remain in the Corporation, all remaining assets shall be distributed to all holders of Common Stock and to each series of Preferred Stock, pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Preferred Stock into Common Stock).
(c)   For purposes of this Section 5, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); or (ii) a sale of all or substantially all of the assets of the Corporation, unless the Corporation’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation’s acquisition or sale or otherwise) hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity in approximately the same relative percentages after such acquisition or sale as before such acquisition or sale.
(d)   In any of the events specified in subsection (c) above, if the consideration received by the corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:
(i)   Securities not subject to restrictions on free marketability:
(A)   If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;
(B)   If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

(C)   If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.
(ii)   The method of valuation of securities subject to restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.
(iii)   In the event the requirements of Section 2(c) are not complied with, the Corporation shall forthwith either:
(A)   cause such closing to be postponed until such time as the requirements of this Section 5 have been complied with; or
(B)   cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 5(c)(iv) hereof.
(iv)   The Corporation shall give each holder of record of Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 5, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the corporation has given notice of any material changes provided for herein; provided, however, that time periods set forth in this paragraph may be shortened upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Preferred Stock.
Section 6.   Conversion.
a)   Conversions at Option of Holder.   Each one share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into 2.65 shares of Common Stock (subject to the limitations set forth in Section 6(c)) (the “Conversion Ratio”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile or email such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.
b)   Mechanics of Conversion.
i.   Delivery of Conversion Shares Upon Conversion.   Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock and (B) a bank check in the amount of accrued and unpaid dividends, if any. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion. Notwithstanding the foregoing, with respect to any Notice(s) of Conversion delivered by 12:00 pm (New York time) on the Original Issue Date, the Corporation agrees to deliver the Conversion Shares subject to such notice(s) by 4:00 pm (New York time) on the Original Issue Date.
ii.   Failure to Deliver Conversion Shares.   If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.
iii.   Obligation Absolute; Partial Liquidated Damages.   The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(b)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000.00 of Stated Value of Preferred Stock being converted, per Trading Day for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein, and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.
i.   Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion.   In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(b)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(b)(i).

For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.
ii.   Reservation of Shares Issuable Upon Conversion.   Until no shares of Preferred Stock remain outstanding, the Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.
iii.   RESERVED
iv.   Transfer Taxes and Expenses.   The issuance of Conversion Shares on conversion of the Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the DTC (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.
c)   Conversion Limitation.   Notwithstanding anything to the contrary herein, the Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own the number of shares of Common Stock which would be in excess of any statutory threshold pursuant to which the acquisition of such shares would trigger a compulsory offer requirement under applicable federal or state tender offer rules for the Holder and its Affiliates and Attribution Parties to make a tender offer for all the shares of the Company. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the

Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such conversion will not violate the restriction set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such representation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely solely on the number of outstanding shares of Common Stock as stated in a written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.
Section 7.   Certain Adjustments.
a)   Stock Dividends and Stock Splits.   If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the number of shares of Common Stock each share of Preferred Stock shall be convertible into shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
b)   Subsequent Rights Offerings.   In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
c)   Pro Rata Distributions.   During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.
d)   Fundamental Transaction.   If, at any time while any shares of Preferred Stock are outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Preferred Stock by the Holder thereof, the Holder shall receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(c) on the conversion of the Preferred Stock), the number of shares of common stock (as applicable) of the successor or acquiring corporation or the number of shares of Common Stock of the Corporation (as applicable), if it is the surviving corporation, and all additional securities (equity or debt), cash, property or other consideration (all such additional consideration, the “Alternate Consideration”), receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which such Holder’s Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(c) on the conversion of the Preferred Stock). If holders of Common Stock are entitled to elect the proportion of securities, cash, property or other consideration to be received by holders of Common Stock in a Fundamental Transaction, then each Holder of Preferred Stock shall be given the same choice as to the proportion of securities, cash, property or other consideration such Holder is entitled to receive upon any conversion of such Holder’s shares of Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designations in respect of a new series of preferred stock of the successor or acquiring corporation, or the Corporation, if it is the surviving corporation, setting forth the same rights, preferences, privileges and other terms contained in this Amended and Restated Certificate of Designations in respect of the Preferred Stock, including, without limitation, the provisions contained in this Section 7(d) and evidencing, among other things, the Holders’ right to convert such new preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Amended and Restated Certificate of Designations in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of a Holder of Preferred Stock, deliver to such Holder in exchange for such Holder’s Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of

Common Stock acquirable and receivable upon conversion of the Preferred Stock (without regard to any limitations on the conversion of the Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder(s) thereof. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Amended and Restated Certificate of Designations referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Amended and Restated Certificate of Designations with the same effect as if such Successor Entity had been named as the Corporation herein. For the avoidance of doubt, if, at any time while any shares of Preferred Stock are outstanding, a Fundamental Transaction occurs, pursuant to the terms of this Section 7(d), a Holder of Preferred Stock shall not be entitled to receive any consideration in such Fundamental Transaction in respect of such Holder’s shares of Preferred Stock, except as provided for in this Amended and Restated Certificate of Designations (or any new Certificate of Designations in respect of a new series of preferred stock issued to the Holders of Preferred Stock as contemplated hereby).
e)   Intentionally Omitted.
f)   Notice to the Holders.
i.   Adjustment to Conversion Amount.   Whenever the number of shares of Common Stock that the shares of Preferred Stock are convertible into is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the number of shares of Common Stock after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
ii.   Notice to Allow Conversion by Holder.   If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least fifteen (15) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion

Amount of this Preferred Stock (or any part hereof) during the 15-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
Section 8.   Miscellaneous.
a)   Notices.   Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, email address or sent by a nationally recognized overnight courier service, addressed to the Corporation at:
Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
Berkeley Heights, New Jersey 07922
Attention: Interim Chief Executive Officer
Email: david@activistinvestingllc.com
or such other facsimile number or address (physical or email) as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, by email attachment or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of such Holder appearing on the books of the Corporation, or if no such facsimile number, email address or address appears on the books of the Corporation, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the Person to whom such notice is required to be given. Notwithstanding any other provision of this Amended and Restated Certificate of Designations, where this Amended and Restated Certificate of Designations provides for notice of any event to a Holder, if the Preferred Stock is held in global form by DTC (or any successor depositary), such notice may be delivered via DTC (or such successor depositary) pursuant to the procedures of DTC (or such successor depositary).
b)   Absolute Obligation.   Except as expressly provided herein, no provision of this Amended and Restated Certificate of Designations shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.
c)   Lost or Mutilated Preferred Stock Certificate.   If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.
d)   Governing Law.   All questions concerning the construction, validity, enforcement and interpretation of this Amended and Restated Certificate of Designations shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each of the Corporation and each Holder agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Amended and Restated Certificate of Designations (whether brought against the Corporation, a Holder or any of their respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Wilmington, Delaware (the “Delaware Courts”). Each of the Corporation and

each Holder hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Delaware Courts, or such Delaware Courts are improper or inconvenient venue for such proceeding. Each of the Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Person at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each of the Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amended and Restated Certificate of Designations or the transactions contemplated hereby. If the Corporation or any Holder shall commence an action or proceeding to enforce any provisions of this Amended and Restated Certificate of Designations, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.
e)   Waiver.   Any waiver by the Corporation or a Holder of a breach of any provision of this Amended and Restated Certificate of Designations shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Amended and Restated Certificate of Designations or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Amended and Restated Certificate of Designations on one or more occasions shall not be considered a waiver or deprive that Person (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Amended and Restated Certificate of Designations on any other occasion. Any waiver by the Corporation or a Holder must be in writing.
f)   Severability.   If any provision of this Amended and Restated Certificate of Designations is invalid, illegal or unenforceable, the balance of this Amended and Restated Certificate of Designations shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.
g)   Next Business Day.   Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
h)   Headings.   The headings contained herein are for convenience only, do not constitute a part of this Amended and Restated Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.
i)   Status of Converted Preferred Stock.   If any shares of Preferred Stock shall be converted or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C Convertible Preferred Stock.
RESOLVED, FURTHER, that the chief executive officer, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Amended and Restated Certificate of Designations, Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Certificate this           day of          , 2025.
CYCLACEL PHARMACEUTICALS, INC.
By:

Name:
David Lazar

Title:
Interim Chief Executive Officer

ANNEX A
NOTICE OF CONVERSION
The undersigned hereby elects to convert shares of Series C Convertible Preferred Stock (the “Preferred Stock”), into shares of common stock (“Common Stock”) of Cyclacel Pharmaceuticals, Inc. according to the terms and conditions of the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designation.
Date of Conversion:
Number of Shares of Preferred Stock to be Converted:
Number of Shares of Preferred Stock Owned Prior to Conversion:
Number of Shares of Preferred Stock Owned After Conversion:
Signature:

Name:
Title:

Appendix C
Delaware
The First State
I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF “CYCLACEL PHARMACEUTICALS, INC.”, FILED IN THIS OFFICE ON THE THIRD DAY OF JANUARY, A.D. 2025, AT 9:31 O`CLOCK A.M.
Jeffrey W. Bullock, Secretary of State
2579644 8100 SR# 20250015081	Authentication: 202612105 Date: 01-03-25
You may verify this certificate online at corp.delaware.gov/authver.shtml

CYCLACEL PHARMACEUTICALS, INC.
CERTIFICATE OF DESIGNATIONS, PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES D CONVERTIBLE PREFERRED STOCK
PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW
The undersigned, Paul McBarron, does hereby certify that:
1.   He is the EVP, Finance and Chief Financial Officer of Cyclacel Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”).
2.   The Corporation is authorized to issue 5,000,000 shares of preferred stock.
3.   The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):
WHEREAS, the Amended and Restated Certificate of Incorporation of the Corporation, as amended, provides for a class of its authorized capital stock known as preferred stock, consisting of 5,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;
WHEREAS, the Board of Directors is authorized to provide for the issuance of the shares of preferred stock in series and to establish, from time to time, the number of shares to be included in each such series, and to fix the number, designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereon; and
WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock;
NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock to be designated the “Series D Convertible Preferred Stock” and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:
TERMS OF PREFERRED STOCK
Section 1.   Definitions.   For the purposes hereof, the following terms shall have the following meanings:
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.
“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(c).
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.
“Common Stock Equivalents” means any securities of the Corporation or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Conversion Amount” means the sum of the Stated Value at issue.
“Conversion Date” shall have the meaning set forth in Section 6(a).
“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Fundamental Transaction” shall have the meaning set forth in Section 7(d).
“GAAP” means United States generally accepted accounting principles.
“Holder” shall have the meaning set forth in Section 2.
“Liquidation” shall have the meaning set forth in Section 5.
“New York Courts” shall have the meaning set forth in Section 8(d).
“Notice of Conversion” shall have the meaning set forth in Section 6(a).
“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Preferred Stock” shall have the meaning set forth in Section 2.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Share Delivery Date” shall have the meaning set forth in Section 6(b).
“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.
“Successor Entity” shall have the meaning set forth in Section 7(d).
“Trading Day” means a day on which the principal Trading Market is open for business.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the NYSE MKT or the New York Stock Exchange (or any successors to any of the foregoing).
“Transfer Agent” means Equiniti Trust Company, LLC, and any successor transfer agent of the Corporation.
Section 2.   Designation, Amount and Par Value.   The series of preferred stock shall be designated as the Series D Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 2,100,000 (which shall not be subject to change without the written consent of a majority of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of$0.001 per share and a stated value equal to $1.00 (the “Stated Value”).
Section 3.   Dividends.   Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis, without regard to conversion limitations herein) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Preferred Stock. The Corporation shall not pay any dividends on the Common Stock unless the Corporation simultaneously complies with this provision.
Section 4.   Voting Rights.   The Preferred Stock shall be counted for purposes of determining a quorum at a meeting of stockholders and shall vote on matters of the Corporation on an as-if-converted-to-Common-Stock basis, subject to the provisions of the Delaware General Corporation Law and subject to the Beneficial Ownership Limitation. Subject to the provisions of Section 6(c) hereof, each share of Preferred Stock shall entitle the holder thereof to cast that number of votes per share of Preferred Stock as is equal to the Stated Value of such share of Preferred Stock divided by the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) immediately preceding the Original Issue Date, and subject to adjustments for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions following the date hereof).
Section 5.   Liquidation Preference.
(a)    In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of any existing series of preferred stock or to the rights of any series of preferred stock which may from time to time hereafter come into existence, the holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, the Stated Value per share of Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of any liquidation, dissolution or winding up of the Corporation, the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of any existing series of preferred stock or to the rights of any series of preferred stock which may from time to time hereafter come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of each series of preferred stock in proportion to the preferential amount each such holder is otherwise entitled to receive.
(b)   Upon the completion of the distribution required by Section 5(a) above and any other distribution that may be required with respect to the rights of any existing series of preferred stock or to the rights of any series of preferred stock which may from time to time hereafter come into existence, if assets remain in the Corporation, the remaining assets shall be distributed to the holders of the Common Stock until such time as the holders of the Common stock shall have received a return of the capital originally contributed thereby. Thereafter, if assets remain in the Corporation, all remaining assets shall be distributed to all holders of Common Stock and to each series of Preferred Stock, pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Preferred Stock into Common Stock).
(c)   For purposes of this Section 5, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); or (ii) a sale of all or substantially all of the assets of the Corporation, unless the Corporation’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation’s acquisition or sale or otherwise) hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity in approximately the same relative percentages after such acquisition or sale as before such acquisition or sale.
(d)   In any of the events specified in subsection (c) above, if the consideration received by the corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(i)   Securities not subject to restrictions on free marketability:
(A)   If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;
(B)    If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and
(C)   If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.
(ii)    The method of valuation of securities subject to restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.
(iii)   In the event the requirements of Section 2(c) are not complied with, the Corporation shall forthwith either:
(A)   cause such closing to be postponed until such time as the requirements of this Section 5 have been complied with; or
(B)    cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 5(c)(iv) hereof.
(iv)   The Corporation shall give each holder of record of Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 5, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the corporation has given notice of any material changes provided for herein; provided, however, that time periods set forth in this paragraph may be shortened upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Preferred Stock.
Section 6.   Conversion.
a)   Conversions at Option of Holder.   Each one share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into one hundred ten (110) shares of Common Stock (subject to the limitations set forth in Section 6(c)) (the “Conversion Ratio”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile or email such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.
b)   Mechanics of Conversion.
i.   Delivery of Conversion Shares Upon Conversion.   Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock and (B) a bank check in the amount of accrued and unpaid dividends, if any. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion. Notwithstanding the foregoing, with respect to any Notice(s) of Conversion delivered by 12:00 pm (New York time) on the Original Issue Date, the Corporation agrees to deliver the Conversion Shares subject to such notice(s) by 4:00 pm (New York time) on the Original Issue Date.
ii.   Failure to Deliver Conversion Shares.   If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.
iii.   Obligation Absolute; Partial Liquidated Damages.   The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(b)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000.00 of Stated Value of Preferred Stock being converted, per Trading Day for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein, and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.
iv.   Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(b)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(b)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.
v.   Reservation of Shares Issuable Upon Conversion.   Until no shares of Preferred Stock remain outstanding, the Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.
vi.   RESERVED
vii.   Transfer Taxes and Expenses.   The issuance of Conversion Shares on conversion of the Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the DTC (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.
c)    Beneficial Ownership Limitation.   Notwithstanding anything to the contrary herein, the Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below); provided, however that following a vote of the stockholders of the Company in accordance with the rules and regulations of the Trading Market on which the Common Stock trades on such date and applicable securities laws to approve the removal of the Beneficial Ownership Limitation, the Corporation

shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates and Attribution Parties) would beneficially own the number of shares of Common Stock which would be in excess of any statutory threshold pursuant to which the acquisition of such shares would trigger a compulsory offer requirement under applicable federal or state tender offer rules for the Holder and its Affiliates and Attribution Parties to make a tender offer for all the shares of the Company. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such conversion will not violate the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such representation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely solely on the number of outstanding shares of Common Stock as stated in a written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall mean, as of any date prior to the completion of a Fundamental Transaction (the “Fundamental Transaction Date”), the lower of (X) the maximum percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock that can be issued to the Holder without requiring a vote of the stockholders of the Company under the rules and regulations of the Trading Market on which the Common Stock trades on such date and applicable securities laws; and, (Y) 49.99% of the number of shares of the Common Stock outstanding immediately before the Original Issue Date. The term “Fundamental Transaction,” as used herein means when (i) the Corporation effects any merger of the Corporation with or into another entity and the Corporation is not the surviving entity, (ii) any tender offer or exchange offer (whether by the Corporation or by another individual or entity, and approved by the Corporation) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property and the holders of at least 50% of the Common Stock accept such offer, or (iii) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property ( other than as a result of a subdivision or combination of shares of Common Stock). The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock. The Beneficial Ownership Limitation shall cease on the Fundamental Transaction Date.
Section 7.   Certain Adjustments.
a)    Stock Dividends and Stock Splits.   If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the number of shares of Common Stock each share of Preferred Stock shall be convertible into shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
b)   Subsequent Rights Offerings.   In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
c)   Pro Rata Distributions.   During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets ( or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d)   Fundamental Transaction.   If, at any time while any shares of Preferred Stock are outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Preferred Stock by the Holder thereof, the Holder shall receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(c) on the conversion of the Preferred Stock), the number of shares of common stock (as applicable) of the successor or acquiring corporation or the number of shares of Common Stock of the Corporation (as applicable), if it is the surviving corporation, and all additional securities (equity or debt), cash, property or other consideration (all such additional consideration, the “Alternate Consideration”), receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which such Holder’s Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(c) on the conversion of the Preferred Stock). If holders of Common Stock are entitled to elect the proportion of securities, cash, property or other consideration to be received by holders of Common Stock in a Fundamental Transaction, then each Holder of Preferred Stock shall be given the same choice as to the proportion of securities, cash, property or other consideration such Holder is entitled to receive upon any conversion of such Holder’s shares of Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designations in respect of a new series of preferred stock of the successor or acquiring corporation, or the Corporation, if it is the surviving corporation, setting forth the same rights, preferences, privileges and other terms contained in this Certificate of Designations in respect of the Preferred Stock, including, without limitation, the provisions contained in this Section 7(d) and evidencing, among other things, the Holders’ right to convert such new preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designations in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of a Holder of Preferred Stock, deliver to such Holder in exchange for such Holder’s Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of the Preferred Stock (without regard to any limitations on the conversion of the Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder(s) thereof. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations referring to the

“Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designations with the same effect as if such Successor Entity had been named as the Corporation herein. For the avoidance of doubt, if, at any time while any shares of Preferred Stock are outstanding, a Fundamental Transaction occurs, pursuant to the terms of this Section 7(d), a Holder of Preferred Stock shall not be entitled to receive any consideration in such Fundamental Transaction in respect of such Holder’s shares of Preferred Stock, except as provided for in this Certificate of Designations (or any new Certificate of Designations in respect of a new series of preferred stock issued to the Holders of Preferred Stock as contemplated hereby).
e)    Intentionally Omitted.
f)    Notice to the Holders.
i.   Adjustment to Conversion Amount.   Whenever the number of shares of Common Stock that the shares of Preferred Stock are convertible into is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the number of shares of Common Stock after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
ii.   Notice to Allow Conversion by Holder.   If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least fifteen (15) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 15-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
Section 8.   Miscellaneous.
a)   Notices.   Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, email address or sent by a nationally recognized overnight courier service, addressed to the Corporation at:

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
Berkeley Heights, New Jersey 07922
Attention: EVP, Finance and Chief Financial Officer
Email: pmcbarron@cyclacel.com
or such other facsimile number or address (physical or email) as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, by email attachment or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of such Holder appearing on the books of the Corporation, or if no such facsimile number, email address or address appears on the books of the Corporation, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the Person to whom such notice is required to be given. Notwithstanding any other provision of this Certificate of Designations, where this Certificate of Designations provides for notice of any event to a Holder, if the Preferred Stock is held in global form by DTC ( or any successor depositary), such notice may be delivered via DTC ( or such successor depositary) pursuant to the procedures of DTC (or such successor depositary).
b)   Absolute Obligation.   Except as expressly provided herein, no provision of this Certificate of Designations shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.
c)   Lost or Mutilated Preferred Stock Certificate.   If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.
d)   Governing Law.   All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designations shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each of the Corporation and each Holder agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designations (whether brought against the Corporation, a Holder or any of their respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Wilmington, Delaware (the “Delaware Courts”). Each of the Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Delaware Courts, or such Delaware Courts are improper or inconvenient venue for such proceeding. Each of the Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Person at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each of the

Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designations or the transactions contemplated hereby. If the Corporation or any Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Designations, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.
e)    Waiver.   Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designations shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designations or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designations on one or more occasions shall not be considered a waiver or deprive that Person ( or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designations on any other occasion. Any waiver by the Corporation or a Holder must be in writing.
f)    Severability.   If any provision of this Certificate of Designations is invalid, illegal or unenforceable, the balance of this Certificate of Designations shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.
g)   Next Business Day.   Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
h)   Headings.   The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.
i)   Status of Converted Preferred Stock.   If any shares of Preferred Stock shall be converted or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series D Convertible Preferred Stock.
RESOLVED, FURTHER, that the chief executive officer, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designations, Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.
IN WITNESS WHEREOF, the undersigned have executed this Certificate this second day of January, 2025.
CYCLACEL PHARMACEUTICALS, INC.
By:
/s/ Paul McBarron

Name: Paul McBarron
Title: EVP, Finance and Chief Operating Officer

ANNEX A
NOTICE OF CONVERSION
The undersigned hereby elects to convert shares of Series D Convertible Preferred Stock (the “Preferred Stock”), into shares of common stock (“Common Stock”) of Cyclacel Pharmaceuticals, Inc. according to the terms and conditions of the Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designation.
Date of Conversion:
Number of Shares of Preferred Stock to be Converted:
Number of Shares of Preferred Stock Owned Prior to Conversion:
Number of Shares of Preferred Stock Owned After Conversion:
Signature:

Name:
Title:

Appendix D
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CYCLACEL PHARMACEUTICALS, INC.
Pursuant to Section 242 of
the General Corporation Law of the
State of Delaware
Cyclacel Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:
FIRST: The Board of Directors of the Corporation duly adopted resolutions approving the following amendment to the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and providing for the consideration of such amendment at a special meeting of stockholders of the Corporation.
SECOND: On [            ], 2025, the special meeting of stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares required by statute were voted in favor of the amendment.
THIRD: Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
FOURTH: Section (C) of Article FOURTH of the Certificate of Incorporation is hereby amended in its entirety to state the following:
“Effective as of 5:00 p.m., New York City time, on [            ], 2025 (the “Effective Time”), each [         ] ([     ]) shares of Common Stock issued and outstanding or held as treasury shares immediately prior to the Effective Time (the “Old Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified, combined and converted into one (1) share of Common Stock (the “New Common Stock”) (such reclassification, combination and conversion, the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to holders of record of Old Common Stock as of the Effective Time. In lieu thereof, each holder of record of Old Common Stock as of the Effective Time that would otherwise be entitled to receive a fractional share of New Common Stock as a result of the Reverse Stock Split shall be entitled to receive, upon surrender of certificates representing such Old Common Stock, a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the then-prevailing price as reported by The Nasdaq Stock Market (or if such price is not available, then such other price as determined by the Board of Directors). The ownership of a fractional share of New Common Stock shall not give the holder any voting, dividend or other rights, except the right to receive the cash payment described in the immediately preceding sentence. Whether or not the Reverse Stock Split would result in fractional shares for a holder of record of Old Common Stock as of the Effective Time shall be determined on the basis of the total number of shares of Old Common Stock held by such holder of record as of the Effective Time. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, combined and converted in the Reverse Stock Split (as well as the right to receive cash in lieu of fractional shares as described above). The New Common Stock issued in the Reverse Stock Split shall have the rights, preferences and privileges as the Common Stock.”
FIFTH: The foregoing amendment to the Certificate of Incorporation shall be effective as of 5:00 pm Eastern Daylight Time on [               ], 2025.

D-1

IN WITNESS WHEREOF, Cyclacel Pharmaceuticals, Inc. has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by the undersigned, thereunto duly appointed, this            , 2025.
By:

David Lazar
Interim Chief Executive Officer

D-2

Appendix E
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CYCLACEL PHARMACEUTICALS, INC.
It is hereby certified that:
FIRST:
The name of the corporation is Cyclacel Pharmaceuticals, Inc. (the “Corporation”).

SECOND:
Section A of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

A.
The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is two hundred fifty-five million (255,000,000) shares, each with a par value of $0.001 per share. Two hundred fifty million (250,000,000) shares shall be Common Stock and five million (5,000,000) shares shall be Preferred Stock.

THIRD:
The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by to be signed by its duly authorized officer this [•] day of [•], 2025.
CYCLACEL PHARMACEUTICALS, INC.
By:

Name: David Lazar
Title:   Interim CEO

E-1

Appendix F
2018 EQUITY INCENTIVE PLAN, AS AMENDED
Effective [•]
1.   DEFINITIONS.
Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Cyclacel Pharmaceuticals, Inc. 2018 Equity Incentive Plan, have the following meanings:
Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.
Affiliate means a corporation, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.
Agreement means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan in such form as the Administrator shall approve.
Board of Directors means the Board of Directors of the Company.
Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.
Change of Control means the occurrence of any of the following events: (a) any person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or any “person” within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than the Company, an Affiliate, or an employee benefit plan (or related trust) of the Company or an Affiliate, become(s) the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of 30% or more of the then-outstanding voting stock of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors (together with any new director whose election by the Board of Directors or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (c) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the stockholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company); (d) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board of Directors in office immediately prior to such transaction or event constitutes less than a majority of the Board of Directors thereafter; or (e) the stockholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company; provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change of Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.
Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.
Common Stock means shares of the Company’s common stock, $0.001 par value per share.
Company means Cyclacel Pharmaceuticals, Inc., a Delaware corporation.
Consultant means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.
Corporate Transaction means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a single entity other than a transaction to merely change the state of incorporation.
Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.
Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.
Exchange Act means the United States Securities Exchange Act of 1934, as amended.
Fair Market Value of a Share of Common Stock means:
If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;
If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and
If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.
ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.
Non-Qualified Option means an option which is not intended to qualify as an ISO.
Option means an ISO or Non-Qualified Option granted under the Plan.
Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.
Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.
Performance Goals means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the

Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.
Plan means this Cyclacel Pharmaceuticals, Inc. 2018 Equity Incentive Plan.
Securities Act means the United States Securities Act of 1933, as amended.
Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.
Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award, which is not an Option or a Stock Grant.
Stock Grant means a grant by the Company of Shares under the Plan.
Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.
Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.
2.   PURPOSES OF THE PLAN.
The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.
3.   SHARES SUBJECT TO THE PLAN.
(a)   The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 3,375,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s 2015 Equity Incentive Plan and the Company’s Amended and Restated 2006 Equity Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after May 31, 2018, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 35,494 Shares shall be added to the Plan pursuant to subsection (ii).
(b)   If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender or withholding of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by the tender or withholding of Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. In addition, Shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the Plan. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.   ADMINISTRATION OF THE PLAN.
The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:
(a)   Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;
(b)   Determine which Employees, directors and Consultants shall be granted Stock Rights;
(c)   Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided however that in no event shall Stock Rights to be granted to any non-employee director under the Plan in any calendar year exceed an aggregate grant date fair value of $100,000 except that the foregoing limitation shall not apply to (i) awards made pursuant to an election by a non-employee director to receive an award in lieu of cash for all or a portion of cash fees to be received for service on the Board or any Committee thereof and (ii) in connection with a non-employee director initially joining the Board of Directors;
(d)   Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;
(e)   Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price or extending the expiration date of an Option, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;
(f)   Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards; and
(g)   Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;
provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of potential tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.
To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.
5.   ELIGIBILITY FOR PARTICIPATION.
The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.
6.   TERMS AND CONDITIONS OF OPTIONS.
Each Option shall be set forth in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:
(a)   Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:
(i)   Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.
(ii)   Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.
(iii)   Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.
(iv)   Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a shareholders agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:
A.   The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and
B.   The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.
(v)   Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.
(b)   ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:
(i)   Minimum Standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)   Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:
A.   10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or
B.   More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.
(iii)   Term of Option: For Participants who own:
A.   10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or
B.   More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.
(iv)   Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.
7.   TERMS AND CONDITIONS OF STOCK GRANTS.
Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:
(a)   Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;
(b)   Each Agreement shall state the number of Shares to which the Stock Grant pertains;
(c)   Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and
(d)   Dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) may accrue but shall not be paid prior to the time, and may be paid only to the extent that the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse.
8.   TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.
The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the

Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued, provided that dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and may be paid only to the extent that the Shares subject to the Stock-Based Award vest. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise or base price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.
The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.
9.   PERFORMANCE-BASED AWARDS.
The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period, and any dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of Shares earned in respect of such Performance-Based Award.
10.   EXERCISE OF OPTIONS AND ISSUE OF SHARES.
An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the
Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.
The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.
11.   PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.
Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.
The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.
12.   RIGHTS AS A SHAREHOLDER.
No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.
13.   ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.
By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.
14.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.
Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:
(a)   A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b)   Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.
(c)   The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.
(d)   Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.
(e)   A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.
(f)   Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
15.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.
Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:
(a)   All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.
(b)   Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.
16.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.
Except as otherwise provided in a Participant’s Option Agreement:
(a)   A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b)   A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
(c)   The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.
17.   EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
Except as otherwise provided in a Participant’s Option Agreement:
(a)   In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.
(b)   If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
18.   EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.
In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.
For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.
In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
19.   EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.
Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.   EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.
Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:
(a)   All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.
(b)   Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.
21.   EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.
Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.
The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.
22.   EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.
23.   PURCHASE FOR INVESTMENT.
Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:
(a)   The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant of a Stock Right:
“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”
(b)   At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.
24.   DISSOLUTION OR LIQUIDATION OF THE COMPANY.
Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.
25.   ADJUSTMENTS.
Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.
(a)   Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.
(b)   Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.
With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).
In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.
(c)   Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.
(d)   Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.
(e)   Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may in its discretion refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).
(f)   Change of Control. In the event that the successor corporation refuses to assume or substitute the Stock Right as set forth in this Paragraph 25, the Participant shall fully vest and become exercisable or earned, if applicable, in each outstanding Stock Right as to which it would not otherwise be vested, exercisable or earned. If a Stock Right becomes fully vested and exercisable or earned, as applicable in lieu of assumption or substitution in the event of a Corporate Transaction or Change of Control, the Administrator shall notify each Participant in writing or electronically that (i) the Stock Right shall be fully vested and exercisable for a period determined by the Administrator, and all outstanding Stock Rights shall terminate upon the expiration of such period and (ii) any Stock Rights to which shares or other payment shall be due shall be paid out immediately prior to the Corporate Transaction or Change of Control as if fully vested or earned. For the purposes of this paragraph, the Stock Right shall be considered assumed if, following the Corporate Transaction or Change of Control, the assumed Stock Right confers the right to purchase or receive, for each Share subject to a Stock Right immediately prior to the Corporate Transaction or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction or Change of Control by holders of Common Stock for each share of Common Stock they hold on the effective date of the transaction (and if holders are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Corporate Transaction or Change of Control is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise (or payout or vesting, as applicable) of the Stock Right, for each Share subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the Corporate Transaction or Change of Control.
26.   ISSUANCES OF SECURITIES.
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.
27.   FRACTIONAL SHARES.
No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.
28.   WITHHOLDING.
In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.
29.   NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.
30.   TERMINATION OF THE PLAN.
The Plan will terminate on March 29, 2028, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31.   AMENDMENT OF THE PLAN AND AGREEMENTS.
The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 of the Code and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 31 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.
32.   EMPLOYMENT OR OTHER RELATIONSHIP.
Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.
33.   SECTION 409A.
If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.
The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.
34.   INDEMNITY.
Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the

Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.
35.   CLAWBACK.
Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.
36.   GOVERNING LAW.
This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV61063-Z892611. The approval of (i) the issuance to Mr. Lazar, our interim Chief Executive Officer, of the Common Stock upon conversion of the Preferred Stock, and(ii) an amendment of the Series C Preferred Stock Certificate of Designations removing the Series C Ownership Limitation, for purposes ofNasdaq Listing Rules 5635(b), (c) and (d).4. The approval of an amendment to the Certificate to increase the number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000shares, which number would not be adjusted as a result of the Reverse Stock Split Amendment, if such amendment is approved.2. The approval of the issuance of shares of Common Stock in connection with the Exchange Agreement, for purposes of Nasdaq Listing Rule 5635(d).3. The approval of an amendment to the Certificate to effect a reverse stock split at a ratio not less than 1:4 and not more than 1:16, or the "ReverseStock Split," such ratio and the implementation and timing of such Reverse Stock Split to be determined in the discretion of our Board of Directors.7. The approval of the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votesto approve any of the above Proposals.5. The approval of an amendment to the Cyclacel Pharmaceuticals, Inc. 2018 Equity Incentive Plan, as amended to reserve an additional 500,000 sharesof Common Stock for issuance thereunder, which number would not be adjusted as a result of the Reverse Stock Split Amendment, if such amendmentis approved.6. The ratification of the appointment of Bush & Associates CPA LLP as our independent registered public accounting firm for our fiscal year endingDecember 31, 2024.For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !CYCLACEL PHARMACEUTICALS, INC.The Board of Directors recommends that you vote FOR the following:NOTE: The Company will transact any other business that may properly be presented before the Special Meeting or at any adjournment or postponement thereof.Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. Whensigning as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.SCAN TOVIEW MATERIALS & VOTE wCYCLACEL PHARMACEUTICALS, INC.200 CONNELL DRIVESUITE 1500BERKELEY HEIGHTS, NJ 07922VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CYCC2025SMYou may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxycard in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

V61064-Z89261CYCLACEL PHARMACEUTICALS, INC.SPECIAL MEETING OF STOCKHOLDERSFebruary 6, 2025 10:00 a.m. ETTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) each of David Lazar and Dr. Samuel Barker, or either of them, as proxies, each with thepower to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of thisballot, all of the shares of Common Stock of Cyclacel Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at theSpecial Meeting of Stockholders to be held at 10:00 a.m. ET on February 6, 2025, via live audio webcast atwww.virtualshareholdermeeting.com/CYCC2025SM, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCHDIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, 6 and 7. IF ANY OTHER MATTERSPROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPECONTINUED AND TO BE SIGNED ON REVERSE SIDEImportant Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice & Proxy Statement is available at www.proxyvote.com.